                                    [GRAPHIC]


                                 OLD WESTBURY
                                  FUNDS, INC.
--------------------------------------------------------------------------------

                                       Annual Report
                                       October 31, 2002



                      Bessemer Investment Management LLC
--------------------------------------------------------------------------------
                              INVESTMENT ADVISOR

                                                OLD WESTBURY CORE EQUITIES FUND
                                                    INVESTMENT ADVISOR'S REPORT
--------------------------------------------------------------------------------


    The total return of the Old Westbury Core Equities Fund (the "Portfolio") for the year ended October 31, 2002, was (9.47%)* as compared to a (15.11%) return for the Standard & Poor's 500 Index**.

    There was virtually no place for equity investors to hide over the course of the year ended October 31, 2002. Early on, accounting scandals and a sluggish economy fueled pessimism. In late spring, the economy did show some signs of life. Taking advantage of low interest rates, consumers were purchasing cars and new homes at record rates. Consumer spending, while not robust, seemed to be holding on. But the burst of optimism was fleeting. By mid-summer, the prospect of war with Iraq seemed more likely, businesses pulled back their spending and hiring, and retail numbers disappointed. Fears of the economy slipping back into recession rose. Sentiment grew overwhelmingly negative, and stock prices fell to five-year lows. Volatility was extreme--on 26 days in the third calendar quarter, the S&P 500 Index closed up or down 2% or more. When all was said and done, the third quarter was the 13th worst quarter ever recorded for the S&P 500 Index, the 12th for the Dow Jones Industrial Average and 8th for the NASDAQ Composite Index.

    No sector emerged unscathed from this tumultuous period. Large capitalization domestic equities, however, weathered the storm somewhat better than others. As a result, the fund did outperform its benchmark and peers over the course of the year. Nonetheless, the period was very disheartening for even those conservatively invested funds like ours.

  * Past performance is not indicative of future results. The investment return and principal will fluctuate so that the investor's shares, when redeemed, may be worth more or less than the original cost.

 ** S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made directly in an index.

OLD WESTBURY CORE EQUITIES FUND
INVESTMENT ADVISOR'S REPORT
(Continued)
--------------------------------------------------------------------------------



    While the past several months have certainly been discouraging, there may be reason to be optimistic in the months ahead. From a purely technical perspective, the lows reached in July and revisited in October have been seen only four times in the last twenty years. On a fundamental basis, we would argue that the excessive valuations of the nineties have now been wrung out of the market. Forward expectations appear more reasonable, as do stock prices. In fact, equities on the whole now look cheap compared to fixed income securities. That said, the prospect of war is likely to keep the markets unsettled until the issue is decisively resolved. When that occurs, the price of oil could decline significantly which could give the economy a boost. Moreover, strong refinancing activity of home mortgages, accelerated money and bank loan growth, fiscal stimulus with federal outlays soaring 8.4 percent and a further rebuilding of inventories may further strengthen the economy and could lead to firming of the equities markets. At the moment, however, it is easier to like the overall market than individual stocks. Consequently, at the period's end, our Portfolio was heavily weighted in index-related securities. With the economy recovering slowly, areas of high earnings growth and greatest potential are unclear. Over time, however, they should develop, and when they do, we will move toward them.

                                                OLD WESTBURY CORE EQUITIES FUND
                                                    INVESTMENT ADVISOR'S REPORT
                                                                    (Concluded)
--------------------------------------------------------------------------------


                                    [CHART]

               Old Westbury
            Core Equities Fund      S & P 500 Index
            ------------------      ----------------
  3/2/98          $10,000                $10,000
10/31/98           10,010                 10,575
10/31/99           13,002                 13,289
10/31/00           14,863                 14,098
10/31/01           10,890                 10,587
10/31/02            9,859                  8,988

                Average Annual Total Returns
                For the Period Ended October 31, 2002*
                --------------------------------------

                  Old Westbury Core Equities Fund
                -------------------------------
                  One Year............................  (9.47%)
                  Since Inception (March 2, 1998).....  (0.30%)

                  S&P 500 Index
                -------------
                  One Year............................ (15.11%)
                  March 2, 1998 to October 31, 2002...  (2.25%)

    The chart above illustrates the total value of a $10,000 investment from inception, with dividends and capital gains reinvested. The S&P 500 Index also includes the reinvestment of dividends but does not include fees and expenses associated with an investment in the Portfolio. This index is unmanaged.

  * Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of the fund shares. The investment return and principal will fluctuate so that the investor's shares, when redeemed, may be worth more or less than the original cost.

OLD WESTBURY CAPITAL OPPORTUNITY FUND
INVESTMENT ADVISOR'S REPORT
--------------------------------------------------------------------------------


    For the twelve month reporting period ended October 31, 2002, the total return of the Capital Opportunity Fund (the "Portfolio") was (6.76%)*, versus a return of (9.14%) for the Russell 2500 Index** for the same period. A more relevant benchmark, the Morgan Stanley Capital International USA (the "MSCI")*** ex-technology sector, returned (13.02%) over the same period.

    Believing that the markets were unlikely to suffer a third down year, investors began moving cautiously into stocks in the first half of 2002. But as the year wore on and the economy did not rebound as expected, what little enthusiasm existed dissipated. Market pessimism was exacerbated by several high profile accounting scandals in mid-summer. Cash flow numbers, generally considered to be impossible to manipulate, were suddenly open to question. Trust in the markets was shaken. By mid-July, sentiment was decidedly negative and the market hit new lows. Stocks moved up in August, but as global economic news and the political environment grew more unsettling, the markets were extremely volatile. As the period drew to a close, doubts about the strength of the economy's recovery coupled with the prospect of war kept any rebound in enthusiasm well in check.

    As a result, the year ending October 31, 2002 was one of the most challenging and difficult equity investors have faced in decades. Over the course of the twelve months, the S&P 500 Index dropped (15.11%); the Russell 2000 (11.57%) and the MSCI Index (13.02%). The period was a discouraging one for even the most conservative investor.

  * Past performance is not indicative of future results. The investment return and principal will fluctuate so that the investor's shares, when redeemed, may be worth more or less than the original cost.

 ** The Russell 2500 Index is an unmanaged index that measures the performance of the 2,500 companies in the Russell 3000 Index, which represents approximately 23% of the total market capitalization of the Russell 3000 Index. Investments cannot be made directly in an index.

*** The Morgan Stanley Capital International USA (the "MSCI") Index ex-technology sector is a standard unmanaged securities index representing major US stock markets, as monitored by Morgan Stanley Capital International. Investments cannot be made directly in an index.

              OLD WESTBURY CAPITAL OPPORTUNITY FUND INVESTMENT ADVISOR'S REPORT
                                                                    (Continued)
--------------------------------------------------------------------------------



    Given the political situation internationally and the economic environment globally, expectations of a strong rebound in the economy in the very near-term may be somewhat optimistic. Consumers are now starting to save rather than spend. So, while we do expect to see the economy grow in the next year, we believe the pricing power of companies will remain negligible. Thus, the environment ahead is not going to be favorable for every company and will remain very selective. We believe companies with the ability to maintain and build market share will be among the strongest performers. In light of this, our Portfolio remains defensively positioned and focused on those companies with strong balance sheets and compelling competitive advantages. Furthermore, we remain disciplined on valuation. Taking advantage of the decline in prices, we have worked to upgrade the Portfolio by adding names such as Viacom, which had 1.5%* holdings as of October 31, 2002. If and when similar opportunities arise in the months ahead, we expect to continue this effort and add or increase positions in quality "names."


  * The composition of the Portfolio is subject to change.

OLD WESTBURY CAPITAL OPPORTUNITY FUND
INVESTMENT ADVISOR'S REPORT
(Concluded)
--------------------------------------------------------------------------------



                                    [CHART]

                  Old Westbury         Russell
           Capital Opportunity Fund  2500 Index
           ------------------------  ----------
 2/28/97          $10,000              $10,000
10/31/97           11,820               12,002
10/31/98           10,620               11,078
10/31/99           11,300               13,072
10/31/00           14,072               16,114
10/31/01           13,779               14,154
10/31/02           12,848               12,861

                Average Annual Total Returns
                For the Period Ended October 31, 2002*
                --------------------------------------

                  Old Westbury Capital Opportunity Fund
                -------------------------------------
                  One Year............................. (6.76%)
                  Since Inception (February 28, 1997)..  4.52%

                  Russell 2500 Index
                ------------------
                  One Year............................. (9.14%)
                  February 28, 1997 to October 31, 2002  4.54%

    The chart above illustrates the total value of a $10,000 investment from inception, with dividends and capital gains reinvested. The Russell 2500 Index also includes the reinvestment of dividends but does not include fees and expenses associated with an investment in the Portfolio. This index is unmanaged.

  * Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of the fund shares. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                                OLD WESTBURY INTERNATIONAL FUND
                                                    INVESTMENT ADVISOR'S REPORT
--------------------------------------------------------------------------------


    The total return of the Old Westbury International Fund (the "Portfolio") for the year ended October 31, 2002, was (14.90%)* as compared to (13.21%) produced by the Morgan Stanley Capital International's Europe, Australia and Far East (EAFE) Index.**

    The year ended October 31, 2002 was one of the most difficult in memory in non-US markets. Signs of a cyclical rebound in economies beyond the US and attractive valuations of equities versus their US counterparts drew investors into the markets in the first half of the period. In the second half, however, accounting scandals in the US, the increasingly tense global political environment and sluggish growth fueled volatility and dampened enthusiasm for equities in European markets. Due to the Asian crises and subsequent "scrubbing" of balance sheets and corporate restructurings throughout Asia, investor concerns regarding the strength of companies in these markets were less of a concern. But slower growth globally did have an impact on these markets. Thus, there were very few places to hide during this very challenging year.


  * Past performance is not indicative of future results. The investment return and principal will fluctuate so that the investor's shares, when redeemed, may be worth more or less than the original cost.

 ** The Morgan Stanley Capital International Europe, Australia and Far East
    Index (EAFE) is a standard unmanaged foreign securities index representing major non-U.S. stock markets, as monitored by Morgan Stanley Capital International. EAFE returns are in U.S. dollars. Investments can not be made directly in an index.

OLD WESTBURY INTERNATIONAL FUND
INVESTMENT ADVISOR'S REPORT
(Continued)
--------------------------------------------------------------------------------


    Valuations in Japan, however, were at rock bottom as the period began. As the year wore on, Japanese stocks gradually moved upward as the economy there began to show signs of improvement. Having seized several opportunities here very early on, which appears to be very attractive, the Portfolio benefited. In fact, throughout the twelve month period, the Portfolio was more heavily-weighted in Japan than the index. Thus, while this market lagged in the first half, it bolstered the Portfolio's performance in the second as Japanese stocks suffered less than others. Still, this performance was not enough to compensate for the weakness in Japanese securities in the first half and in markets worldwide over the course of the year and returns were disappointing.

    Moving forward, we believe that the Japanese and Asian markets will continue to be somewhat insulated from the turmoil in the global markets by their lower valuations versus US and European stocks. The benefits of corporate restructuring are now also phasing in here and becoming apparent to investors. The situation in the European markets is more problematic. Growth is subdued and unemployment is rising--two factors which undermine confidence that a robust rebound is right around the corner and dampen enthusiasm for equities. Thus, the Portfolio remains heavily-weighted in Japanese and Asian securities, and defensively positioned in European securities, holding positions in high quality companies that may offer high dividend yields. While we remain optimistic about the prospects for equities in the year ahead, we feel that the Japanese and Asian markets offer investors greater potential than European markets.

                                                OLD WESTBURY INTERNATIONAL FUND
                                                    INVESTMENT ADVISOR'S REPORT
                                                                    (Continued)
--------------------------------------------------------------------------------


                                    [CHART]

               Old Westbury
            International Fund   EAFE Index
            ------------------   ----------
10/22/93         $10,000          $10,000
10/31/93          10,140           10,000
10/31/94          10,800           11,002
10/31/95           9,883           10,961
10/31/96          11,415           12,109
10/31/97          12,174           12,669
10/31/98          10,971           13,891
10/31/99          14,133           17,091
10/31/00          13,902           16,596
10/31/01          10,091           12,459
10/31/02           8,588           10,813


                Average Annual Total Returns
                For the Period Ended October 31, 2002*
                --------------------------------------

                  Old Westbury International Fund
                -------------------------------
                  One Year............................ (14.90%)
                  Since Inception (October 22, 1993)..  (1.67%)

                  EAFE Index
                ----------
                  One Year............................ (13.21%)
                  October 22, 1993 to October 31, 2002   0.87%

    The chart above illustrates the total value of a $10,000 investment, from inception, with dividends and capital gains reinvested. The EAFE Index also includes the reinvestment of dividends but does not include fees and expenses associated with an investment in the Portfolio. This index is unmanaged.

  * Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of the fund shares. The investment return and principal will fluctuate so that the investor's shares, when redeemed, may be worth more or less than the original cost.

OLD WESTBURY INTERNATIONAL FUND INVESTMENT ADVISOR'S REPORT
(Concluded)
--------------------------------------------------------------------------------


                             Consolidated Asset Allocation by
                                     Geographic Region
                         ----------------------------------------     EAFE
                         10/31/2002 6/30/2002 3/31/2002 12/31/2001 10/31/2002
                         ---------- --------- --------- ---------- ----------
   Asia:
      Japan.............    27.4%      26.6%     24.0%     32.3%      21.1%
      Hong Kong.........     9.6%      10.2%      7.5%      9.6%       1.7%
      Australia.........     0.0%       0.0%      0.0%      0.0%       4.8%
      Singapore.........     0.0%       0.0%      0.0%      1.3%       0.9%
      New Zealand.......     0.0%       0.0%      0.0%      0.0%       0.1%
                           -----      -----     -----     -----      -----
                            37.0%      36.8%     31.5%     43.2%      28.6%
                           -----      -----     -----     -----      -----
   Europe:
      United Kingdom....    21.3%      20.6%     18.2%     19.0%      27.9%
      France............    10.5%      15.8%     13.8%     11.6%       9.2%
      Netherlands.......     8.7%       1.8%      1.1%      4.7%       5.5%
      Switzerland.......     4.7%       6.0%      4.3%      4.7%       8.1%
      Italy.............     4.4%       6.0%      4.0%      3.1%       3.7%
      Finland...........     4.3%       1.3%      1.9%      1.3%       2.1%
      Sweden............     3.0%       1.2%      1.2%      1.8%       1.9%
      Spain.............     1.3%       0.0%      0.0%      0.0%       3.2%
      Germany...........     0.7%       4.3%      6.1%      7.5%       6.1%
      Belgium...........     0.0%       3.0%      2.8%      0.7%       1.0%
      Ireland...........     0.0%       0.0%      0.0%      0.0%       0.8%
      Denmark...........     0.0%       0.0%      0.0%      0.0%       0.7%
      Romania...........     0.0%       0.0%      0.0%      0.0%       0.0%
      Norway............     0.0%       0.0%      0.0%      0.0%       0.5%
      Portugal..........     0.0%       0.0%      0.0%      0.0%       0.2%
      Other.............     0.0%       0.0%      0.0%      0.0%       0.5%
                           -----      -----     -----     -----      -----
                            58.9%      60.0%     53.4%     54.4%      71.4%
                           -----      -----     -----     -----      -----
      Total investments.    95.9%      96.8%     84.9%     97.6%     100.0%
                                                                     =====
      Other assets and
        liability, net*.     4.1%       3.2%     15.1%      2.4%
                           -----      -----     -----     -----
                           100.0%     100.0%    100.0%    100.0%
                           =====      =====     =====     =====

  * Includes cash and foreign currency, short term investments, pending trades, fund share transactions, interest and dividends receivable and accrued expenses payable.

                                                 OLD WESTBURY FIXED INCOME FUND
                                                    INVESTMENT ADVISOR'S REPORT
--------------------------------------------------------------------------------



    The total return for the Old Westbury Fixed Income Fund (the "Portfolio") for the twelve months ended October 31, 2002, was 5.86%* as compared to 5.49% for the Lehman Brothers Government/Credit Total Index** for the same time period.

    Accounting scandals, the global political situation, and the sluggish economy during the year ended October 31, 2002, created one of the most tumultuous investing environments seen in decades--in both the stock and bond markets. Nonetheless, as stock valuations fell, many investors sought shelter in the bond markets. Not surprisingly given the environment, Treasury securities were among the strongest performers over the course of the year. After doing well in the first half of the period, the corporate sector came under fire as accounting practices were called into question. Initially, attention focused on acquisition-oriented companies, but as the weeks wore on, virtually all blue chip names were subjected to some scrutiny. By the end of the summer, the list of high grade corporate securities was considerably shorter than it had been in the spring. The passage of the Sarbannes-Oxley bill in August, which makes certain corporate officials criminally liable for accounting misrepresentations and requires CEOs across the nation to sign off on company financials, also took a toll on the performance of the corporate sector.

  * Past performance is not indicative of future results. The investment return and principal will fluctuate so that the investor's shares, when redeemed, may be worth more or less than the original cost.

 ** Lehman Brothers Government/Credit Total Index is composed of all bonds that are investment grade--i.e., rated Baa or higher by Moody's Investor Services ("Moody's") or BBB or higher by Standard & Poor's, if unrated by Moody's. Issues must have at least one year to maturity. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. This index is unmanaged, and investments cannot be made directly in an index.

OLD WESTBURY FIXED INCOME FUND
INVESTMENT ADVISOR'S REPORT
(Continued)
--------------------------------------------------------------------------------



    Despite the high drama these scandals generated in the business press, the year was a very good one for our Portfolio. Throughout the period, our emphasis on high quality insulated the Portfolio from much of the market's volatility. The Portfolio held no positions in the telecommunications sector. Moreover, throughout the year, positions in putable corporates (securities designed to capture yield while offering the potential for additional return if long term rates fall) made a solid contribution to performance. Exposures in Treasury inflation protected securities (TIPS) also produced positive returns as real interest rates moved lower.

    Looking ahead, we expect the economic environment to improve gradually--and we don't expect the Federal Reserve to move interest rates higher until the recovery is well under way. Given this, TIPS securities and longer term treasuries should continue to do well. Moreover, as the dust from the accounting scandals settles and the economy firms, the corporate sector should strengthen. That said, our focus remains firmly fixed on quality. As of October 31, 2002, approximately 30% of the Portfolio's assets were invested in corporate securities, 58% in Treasury and agency-related securities with the remainder held in cash and cash equivalents. The average maturity of the Portfolio's holdings was approximately 12 years; the average credit quality was AA.***


*** The composition of the Portfolio is subject to change.

                                                 OLD WESTBURY FIXED INCOME FUND
                                                    INVESTMENT ADVISOR'S REPORT
                                                                    (Concluded)
--------------------------------------------------------------------------------


                                    [CHART]

                                  Lehman Brothers
             Old Westbury        Government/Credit
           Fixed Income Fund       Total Index
           -----------------   --------------------
 3/12/98        $10,000              $10,000
10/31/98         10,726               10,930
10/31/99         10,655               10,630
10/31/00         11,412               11,327
10/31/01         13,161               12,844
10/31/02         13,881               13,596


             Average Annual Total Returns
             For the Period Ended October 31, 2002*
             --------------------------------------

               Old Westbury Fixed Income Fund
               ------------------------------
               One Year..................................... 5.86%
               Since Inception (March 12, 1998)............. 6.85%

               Lehman Brothers Government/Credit Total Index
               ---------------------------------------------
               One Year..................................... 5.49%
               March 12, 1998 to October 31, 2002........... 7.28%

    The chart above illustrates the total value of a $10,000 investment from inception with dividends and capital gains reinvested. The Lehman Brothers Government/Credit Total Index also includes the reinvestment of dividends but does not include fees and expenses associated with an investment in the Portfolio. This index is unmanaged.

  * Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of the fund shares. Investment return and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

OLD WESTBURY MUNICIPAL BOND FUND
INVESTMENT ADVISOR'S REPORT
--------------------------------------------------------------------------------



    The total return for the Old Westbury Municipal Bond Fund (the "Portfolio") for the twelve month reporting period ended October 31, 2002, was 6.18%* as compared to 5.87% for the Lehman Brothers Municipal Bond Index** for the same period.

    The sluggish economy, accounting scandals and the unsettling global political situation led to a very volatile environment in the fixed income markets during the year ended October 31, 2002. As the period began, investors anticipated a recovery sometime in mid-2002. As time wore on, however, it became apparent that a sharp, robust rebound was not in the offing. Fears of a "double dip" recession grew. Having spiked in anticipation of a rebound, intermediate interest rates began to drift downward again. Throughout the period, however, interest in fixed income securities was high due to decidedly pessimistic sentiment in the equity markets. Money flowed to the bond markets. Fixed income securities outperformed equities over the course of the period and, not surprisingly given investor sentiment, higher quality, intermediate securities were favored over lower quality issues.

    As a result, the year ended October 31, 2002 was a good one for fixed income municipal securities in general, and more specifically, a very good one for the fund. Throughout the year, our Portfolio was heavily weighted in intermediate, high quality securities, which were the period's strongest performers. Moreover, as opportunities arose, we took advantage of the unstructured nature of the municipal market and exploited supply/demand aberrations.

  * Past performance is not indicative of future results. The investment return and principal will fluctuate so that the investor's shares, when redeemed, may be worth more or less than the original cost.

 ** Lehman Brothers Municipal Bond Index is a broad market performance benchmark for the tax-exempt bond market. To be included in the Lehman Brothers Municipal Bond Index, bonds must have a minimum credit rating from Moody's of at least Baa. They must have an outstanding par value of at least $3 million and be issued as part of a transaction of at least $50 million. The index includes both zero coupon bonds and bonds subject to the alternative minimum tax. This index is unmanaged, and investments cannot be made directly in the index.

                                               OLD WESTBURY MUNICIPAL BOND FUND
                                                    INVESTMENT ADVISOR'S REPORT
                                                                    (Continued)
--------------------------------------------------------------------------------



    Looking ahead, while we do expect to see the economy gradually improve, it is apparent that uncertainty with regard to corporate finances, potential military conflicts and the overall health of the consumer will continue to weigh on the markets in the foreseeable future. At the same time, it is also clear that a gradual, rather than quick, improvement in the economy may occur and may keep inflation in check. Thus, on a tax-equivalent basis, municipal bonds should continue to be attractive to investors. That said, we do expect credit quality to become a more serious consideration in the months ahead. The slow growth of the past several years has curtailed tax revenues and budgets of many municipalities are now being strained. Credit risk is rising -- and as investors become more aware of this situation, we expect investors to grow more selective. Thus, we anticipate that intermediate, high quality issues will continue to outperform in the municipal markets and if that happens the fund could remain heavily weighted in these securities.

    As of October 31, 2002, the Portfolio was well diversified with holdings in approximately 180 municipalities. The average weighted maturity of these our holdings was 12 years; the average credit quality, Aa.***



*** The composition of the Portfolio is subject to change.

OLD WESTBURY MUNICIPAL BOND FUND
INVESTMENT ADVISOR'S REPORT
(Concluded)
--------------------------------------------------------------------------------


                                    [CHART]

               Old Westbury         Lehman Brothers
            Municipal Bond Fund   Municipal Bond Index
            -------------------   --------------------
  3/6/98         $10,000                 $10,000
10/31/98          10,620                  10,473
10/31/99          10,266                  10,288
10/31/00          11,170                  11,163
10/31/01          12,426                  12,331
10/31/02          13,194                  13,054

                  Average Annual Total Returns
                  For the Period Ended October 31, 2002*
                  --------------------------------------

                    Old Westbury Municipal Bond Fund
                  --------------------------------
                    One Year............................ 6.18%
                    Since Inception (March 6, 1998)..... 6.14%

                    Lehman Brothers Municipal Bond Index
                  ------------------------------------
                    One Year............................ 5.87%
                    March 6, 1998 to October 31, 2002... 5.88%

    The chart above illustrates the total value of a $10,000 investment from inception with dividends and capital gains reinvested. The Lehman Brothers Municipal Bond Index also includes the reinvestment of dividends but does not include fees and expenses associated with an investment in the Portfolio. This index is unmanaged.

  * Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of the fund shares. Investment return and principal will fluctuate so that the investor's shares, when redeemed, may be worth more or less than the original cost.

                                                OLD WESTBURY CORE EQUITIES FUND
                                                       PORTFOLIO OF INVESTMENTS
                                                               October 31, 2002
--------------------------------------------------------------------------------


             Shares          Security Description          Value
           ----------- -------------------------------- ------------
           COMMON STOCKS--73.6%
                       BASIC MATERIALS--4.2%
                63,000 E.I. du Pont de Nemours & Co.    $  2,598,750
                59,400 International Paper Co.             2,074,842
                31,000 TRW, Inc.                           1,652,300
                                                        ------------
                                                           6,325,892
                                                        ------------
                       COMPUTER SOFTWARE/SERVICES--1.9%
                81,700 First Data Corp.                    2,854,598
                                                        ------------
                       CONSUMER CYCLICAL--20.6%
               109,000 Bed Bath & Beyond, Inc. (b)         3,865,140
               132,000 CVS Corp.                           3,660,360
                82,000 Deere & Co.                         3,803,980
                60,000 Home Depot, Inc. (The)              1,732,800
                72,000 Kohl's Corp. (b)                    4,208,400
                95,200 Newell Rubbermaid, Inc.             3,086,384
                42,000 Omnicom Group, Inc.                 2,420,460
               195,000 TJX Cos., Inc. (The)                4,001,400
                79,000 Wal-Mart Stores, Inc.               4,230,450
                                                        ------------
                                                          31,009,374
                                                        ------------
                       CONSUMER STAPLES--9.1%
               119,000 Coca-Cola Enterprises, Inc.         2,836,960
                46,000 Colgate-Palmolive Co.               2,529,080
                53,000 Pepsi Bottling Group, Inc. (The)    1,428,350
                73,900 PepsiCo, Inc.                       3,258,990
               115,500 Sysco Corp.                         3,659,040
                                                        ------------
                                                          13,712,420
                                                        ------------
                       DEFENSE--2.7%
                46,100 Lockheed Martin Corp.               2,669,190
                13,000 Northrop Grumman Corp.              1,340,690
                                                        ------------
                                                           4,009,880
                                                        ------------

                      See Notes to Financial Statements.

OLD WESTBURY CORE EQUITIES FUND
PORTFOLIO OF INVESTMENTS
October 31, 2002 (Continued)
--------------------------------------------------------------------------------


             Shares          Security Description           Value
           ---------- ---------------------------------- ------------
           COMMON STOCKS--Continued
                      FINANCE--7.9%
               40,000 American International Group, Inc. $  2,502,000
               45,000 Bank of America Corp.                 3,141,000
               58,000 Freddie Mac                           3,571,640
               37,000 Goldman Sachs Group, Inc. (The)       2,649,200
                                                         ------------
                                                           11,863,840
                                                         ------------
                      HEALTHCARE--13.9%
               51,000 Amgen, Inc. (b)                       2,374,560
              101,000 Boston Scientific Corp. (b)           3,800,630
               26,000 Forest Laboratories, Inc. (b)         2,547,740
               75,700 Johnson & Johnson                     4,447,375
               75,200 Medtronic, Inc.                       3,368,960
               21,700 Tenet Healthcare Corp. (b)              623,875
               42,000 UnitedHealth Group, Inc.              3,819,900
                                                         ------------
                                                           20,983,040
                                                         ------------
                      INDUSTRIALS--4.6%
               55,000 Illinois Tool Works, Inc.             3,377,000
               28,600 3M Co.                                3,630,484
                                                         ------------
                                                            7,007,484
                                                         ------------
                      MULTIMEDIA--4.4%
              107,800 Walt Disney Co. (The)                 1,800,260
               45,000 Tribune Co.                           2,162,250
               59,000 Viacom, Inc.--Class B (b)             2,631,990
                                                         ------------
                                                            6,594,500
                                                         ------------
                      TRANSPORTATION--2.5%
               62,800 Union Pacific Corp.                   3,708,340
                                                         ------------

                      See Notes to Financial Statements.

                                                OLD WESTBURY CORE EQUITIES FUND
                                                       PORTFOLIO OF INVESTMENTS
                                                   October 31, 2002 (Continued)
--------------------------------------------------------------------------------


               Principal
                Amount/
                Shares       Security Description        Value
              ----------- --------------------------- ------------
              COMMON STOCKS--Continued
                          WASTE MANAGEMENT--1.8%
                  119,000 Waste Management, Inc.      $  2,739,380
                                                      ------------
              TOTAL COMMON STOCKS
                (Cost $103,209,014)                    110,808,748
                                                      ------------

              U.S. GOVERNMENT AGENCIES--15.7%
                          FANNIE MAE--1.3%
              $ 2,000,000 1.64%, 12/11/2002              1,996,534
                                                      ------------
                          FEDERAL HOME LOAN BANKS--10.2%
               12,300,000 1.57%, 11/22/2002             12,287,700
                3,000,000 1.60%, 12/13/2002              2,994,540
                                                      ------------
                                                        15,282,240
                                                      ------------
                          FREDDIE MAC--4.2%
                6,400,000 1.68%, 12/10/2002              6,389,184
                                                      ------------
              TOTAL U.S. GOVERNMENT AGENCIES
                (Cost $23,667,820)                      23,667,958
                                                      ------------

              INDEX-LINKED TRUSTS--9.1%
                  280,000 Nasdaq 100 Shares              6,874,000
                   78,000 S&P 500 Depositary Receipts    6,904,560
                                                      ------------
              TOTAL INDEX-LINKED TRUSTS
                (Cost $15,787,084)                      13,778,560
                                                      ------------

                      See Notes to Financial Statements.

OLD WESTBURY CORE EQUITIES FUND
PORTFOLIO OF INVESTMENTS
October 31, 2002 (Concluded)
--------------------------------------------------------------------------------


         Shares            Security Description              Value
         ------- ---------------------------------------- ------------

         INVESTMENT COMPANIES--0.3%
         517,900 SEI Daily Income Government II Portfolio $    517,900
                                                          ------------
         TOTAL INVESTMENT COMPANIES
           (Cost $517,900)                                     517,900
                                                          ------------
         TOTAL INVESTMENTS
           (Cost $143,181,818) (a)--98.7%                  148,773,166

         OTHER ASSETS IN EXCESS OF
           LIABILITIES--1.3%                                 1,956,244
                                                          ------------

         NET ASSETS--100.0%                               $150,729,410
                                                          ============

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $382,724. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

                    Unrealized appreciation     $ 9,577,594
                    Unrealized depreciation      (4,368,970)
                                                -----------
                    Net unrealized appreciation $ 5,208,624
                                                ===========

(b) Non-income producing security.

                                               Number of   Market     Unrealized
                                               Contracts   Value     Appreciation
                                               --------- ----------- ------------
Purchased Futures Contract
Nasdaq 100 Future, notional amount $8,272,200,
 expiring December 19, 2002                        90    $ 8,923,500   $651,300
S&P 500 Future, notional amount $22,055,250,
 expiring December 19, 2002                       100     22,135,000     79,750
                                                         -----------   --------
                                                         $31,058,500   $731,050
                                                         ===========   ========

                      See Notes to Financial Statements.

                                          OLD WESTBURY CAPITAL OPPORTUNITY FUND
                                                       PORTFOLIO OF INVESTMENTS
                                                               October 31, 2002
--------------------------------------------------------------------------------


            Shares           Security Description            Value
          ----------- ----------------------------------- ------------
          COMMON STOCKS--75.1%
                      ADVERTISING--2.0%
              291,000 Lamar Advertising Co. (b)           $  9,876,540
                                                          ------------
                      COMMUNICATION SERVICES--1.3%
              170,720 Verizon Communications, Inc.           6,446,387
                                                          ------------
                      CONSUMER CYCLICAL--6.6%
              299,975 BJ's Wholesale Club, Inc. (b)          6,065,495
              187,281 Dollar Tree Stores, Inc. (b)           4,923,617
              309,700 Lowe's Cos., Inc.                     12,923,781
              353,243 Tiffany & Co.                          9,247,902
                                                          ------------
                                                            33,160,795
                                                          ------------
                      CONSUMER STAPLES--11.4%
              248,816 Anheuser-Busch Cos., Inc.             13,127,532
              484,612 Brinker International, Inc. (b)       13,758,135
              240,065 General Mills, Inc.                    9,919,486
              357,469 Kraft Foods, Inc., Series A           14,120,025
              279,000 Safeway, Inc. (b)                      6,444,900
                                                          ------------
                                                            57,370,078
                                                          ------------
                      ENERGY--4.2%
              369,480 Exxon Mobil Corp.                     12,436,697
              210,000 Weatherford International, Inc. (b)    8,408,400
                                                          ------------
                                                            20,845,097
                                                          ------------
                      FINANCE--12.8%
              511,800 AFLAC, Inc.                           15,579,191
              442,200 Arthur J. Gallagher & Co.             11,859,804
              202,370 Federated Investors, Inc., Class B     5,423,516
              219,311 Fifth Third Bancorp                   13,926,249

                      See Notes to Financial Statements.

OLD WESTBURY CAPITAL OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS
October 31, 2002 (Continued)
--------------------------------------------------------------------------------


       Shares                Security Description                 Value
     ----------- -------------------------------------------- -------------
     COMMON STOCKS--Continued
         305,300 Merrill Lynch & Co., Inc.                    $  11,586,135
         201,403 Nationwide Financial Services, Inc.,
                 Series A                                         5,578,863
                                                              -------------
                                                                 63,953,758
                                                              -------------
                 HEALTHCARE--6.7%
         369,488 Abbott Laboratories                             15,470,463
         437,450 Zimmer Holdings, Inc. (b)                       18,031,689
                                                              -------------
                                                                 33,502,152
                                                              -------------
                 INDUSTRIALS--14.4%
         336,000 Automatic Data Processing, Inc.                 14,290,080
         154,400 Avery-Dennison Corp.                             9,609,856
         179,200 Dover Corp.                                      4,494,336
         387,885 Fiserv, Inc. (b)                                12,117,527
         144,000 General Dynamics Corp.                          11,394,720
         214,736 Illinois Tool Works, Inc.                       13,184,791
         155,544 L-3 Communications Holdings, Inc. (b)            7,310,568
                                                              -------------
                                                                 72,401,878
                                                              -------------
                 MULTIMEDIA--8.0%
         219,100 Gannett Co., Inc.                               16,636,263
         243,900 McGraw-Hill Cos., Inc.                          15,731,550
         175,152 Viacom Inc., Class B (b)                         7,813,531
                                                              -------------
                                                                 40,181,344
                                                              -------------
                 TRANSPORTATION--6.2%
         206,820 Expeditors International of Washington, Inc.     6,516,898
         684,890 Southwest Airlines Co.                           9,999,394
         242,100 United Parcel Service, Inc. Class B             14,528,421
                                                              -------------
                                                                 31,044,713
                                                              -------------

                      See Notes to Financial Statements.

                                          OLD WESTBURY CAPITAL OPPORTUNITY FUND
                                                       PORTFOLIO OF INVESTMENTS
                                                   October 31, 2002 (Continued)
--------------------------------------------------------------------------------


           Principal
            Amount/
            Shares           Security Description           Value
          ----------- ---------------------------------- ------------
          COMMON STOCKS--Continued
                      UTILITIES--1.5%
              369,670 Duke Energy Corp.                  $  7,574,538
                                                         ------------
          TOTAL COMMON STOCKS
            (Cost $371,421,610)                           376,357,280
                                                         ------------
          U.S. GOVERNMENT AGENCIES--18.7%
                      FEDERAL HOME LOAN BANKS--10.5%
          $50,000,000 1.57%, 11/22/2002                    49,950,000
            3,000,000 1.64%, 12/12/2002                     2,994,600
                                                         ------------
                                                           52,944,600
                                                         ------------
                      FREDDIE MAC--8.2%
           25,000,000 1.69%, 11/05/2002                    24,995,425
           16,000,000 1.67%, 12/05/2002                    15,976,432
                                                         ------------
                                                           40,971,857
                                                         ------------
          TOTAL U.S. GOVERNMENT AGENCIES
            (Cost $93,918,521)                             93,916,457
                                                         ------------

          INDEX-LINKED TRUSTS--4.2%
              271,200 S&P 400 Mid-Cap Depositary Receipt   21,047,832
                                                         ------------
          TOTAL INDEX-LINKED TRUSTS
            (Cost $23,127,729)                             21,047,832
                                                         ------------

                      See Notes to Financial Statements.

OLD WESTBURY CAPITAL OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS
October 31, 2002 (Concluded)
--------------------------------------------------------------------------------


       Shares               Security Description                 Value
      --------- --------------------------------------------- ------------

      INVESTMENT COMPANIES--1.5%
      7,499,500 Federated Trust for U.S. Treasury Obligations $  7,499,500
                                                              ------------
      TOTAL INVESTMENT COMPANIES
        (Cost $7,499,500)                                        7,499,500
                                                              ------------
      TOTAL INVESTMENTS
        (Cost $495,967,360) (a)--99.5%                         498,821,069
      OTHER ASSETS IN EXCESS
        OF LIABILITIES--0.5%                                     2,645,959
                                                              ------------
      NET ASSETS--100.0%                                      $501,467,028
                                                              ============

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $287,368. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

                   Unrealized appreciation     $ 40,162,092
                   Unrealized depreciation      (37,595,751)
                                               ------------
                   Net unrealized appreciation $  2,566,341
                                               ============

(b) Non-income producing security.

                      See Notes to Financial Statements.

                                                OLD WESTBURY INTERNATIONAL FUND
                                                       PORTFOLIO OF INVESTMENTS
                                                               October 31, 2002
--------------------------------------------------------------------------------



              Shares         Security Description          Value
            ---------- -------------------------------- ------------
            COMMON STOCKS--95.9%
                       FINLAND--4.3%
                       PAPER & RELATED PRODUCTS--2.5%
               708,937 Stora Enso Oyj--R Shares         $  7,371,633
                                                        ------------
                       TELECOMMUNICATIONS--1.8%
               320,390 Nokia Oyj                           5,441,390
                                                        ------------
                       TOTAL FINLAND                      12,813,023
                                                        ------------
                       FRANCE--10.5%
                       CONSUMER GOODS--5.6%
               189,207 Renault SA                          8,900,155
                87,166 Sodexho Alliance SA                 2,140,748
               193,634 Valeo SA                            5,704,734
                                                        ------------
                                                          16,745,637
                                                        ------------
                       ENERGY--1.9%
                40,430 Total Fina Elf SA                   5,569,262
                                                        ------------
                       UTILITIES--3.0%
               506,760 Suez SA                             8,907,739
                                                        ------------
                       TOTAL FRANCE                       31,222,638
                                                        ------------
                       GERMANY--0.7%
                       FINANCE--0.7%
                48,458 Deutsche Bank AG--Registered        2,121,068
                                                        ------------
                       HONG KONG--9.6%
                       CONSUMER GOODS--1.7%
            13,660,679 Giordano International Ltd.         5,210,724
                                                        ------------
                       DIVERSIFIED--5.3%
             6,645,436 China Resources Enterprises Ltd.    6,475,538
             4,334,075 Citic Pacific Ltd.                  9,168,941
                                                        ------------
                                                          15,644,479
                                                        ------------

                      See Notes to Financial Statements.

OLD WESTBURY INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS
October 31, 2002 (Continued)
--------------------------------------------------------------------------------


          Shares             Security Description              Value
        ---------- ---------------------------------------- ------------
        COMMON STOCKS--Continued
                   FINANCE--1.1%
        13,179,926 Citic Ka Wah Bank Ltd.                   $  3,421,975
                                                            ------------
                   TELECOMMUNICATIONS--1.5%
         1,838,645 China Mobile (HongKong) Ltd. (b)            4,514,456
         7,909,608 Kantone Holdings Ltd. (b)                      38,537
                                                            ------------
                   TOTAL HONG KONG                             4,552,993
                                                            ------------
                                                              28,830,171
                                                            ------------
                   ITALY--4.4%
                   BUILDING & CONSTRUCTION--3.1%
         1,137,431 Concessioni e Costruzioni Autostrade SpA    9,405,422
                                                            ------------
                   FINANCE--0.7%
           326,023 Sanpaolo IMI SpA                            2,034,022
                                                            ------------
                   TELECOMMUNICATIONS--0.6%
           235,542 Telecom Italia SpA                          1,870,723
                                                            ------------
                   TOTAL ITALY                                13,310,167
                                                            ------------
                   JAPAN--27.4%
                   BASIC MATERIALS--1.1%
           124,011 Nitto Denko Corp.                           3,269,574
                                                            ------------
                   COMPUTER SOFTWARE/
                   SERVICES--0.7%
               582 Net One Systems Co., Ltd.                   2,199,543
                                                            ------------
                   CONSUMER GOODS--8.6%
           497,237 Asahi Breweries Ltd.                        3,271,349
           199,040 Kao Corp.                                   4,549,114
         1,116,520 Konica Corp.                                7,582,603
            43,277 Nintendo Co., Ltd.                          4,168,383
           258,383 Toyota Motor Corp.                          6,285,049
                                                            ------------
                                                              25,856,498
                                                            ------------

                      See Notes to Financial Statements.

                                                OLD WESTBURY INTERNATIONAL FUND
                                                       PORTFOLIO OF INVESTMENTS
                                                   October 31, 2002 (Continued)
--------------------------------------------------------------------------------


          Shares            Security Description              Value
        ---------- --------------------------------------- ------------
        COMMON STOCKS--Continued
                   ELECTRONICS & ELECTRICAL
                   EQUIPMENT--6.4%
         1,084,989 Hitachi Ltd.                            $  4,242,182
           505,058 Matsushita Electric Industrial Co. Ltd.    5,293,400
           745,140 Minebea Co. Ltd.                           3,381,747
           566,721 Nippon Electric Glass Co. Ltd.             6,379,139
                                                           ------------
                                                             19,296,468
                                                           ------------
                   FINANCE--5.2%
           615,351 Mitsubishi Estate Co. Ltd.                 4,600,943
               425 Mitsubishi Tokyo Financial Group, Inc.     2,771,815
           420,497 Nomura Securities Co., Ltd.                4,839,611
           107,406 Promise Co. Ltd.                           3,480,547
                                                           ------------
                                                             15,692,916
                                                           ------------
                   SERVICES--1.4%
           666,460 Mitsubishi Corp.                           4,161,635
                                                           ------------
                   TELECOMMUNICATIONS--2.8%
             2,256 Nippon Telegraph & Telephone Corp.         8,268,255
                                                           ------------
                   TRANSPORTATION--1.2%
               764 East Japan Railway Co.                     3,479,814
                                                           ------------
                   TOTAL JAPAN                               82,224,703
                                                           ------------
                   NETHERLANDS--8.7%
                   BASIC MATERIALS--2.4%
           238,107 Akzo Nobel NV                              7,121,080
                                                           ------------
                   CONSUMER GOODS--2.7%
           204,020 Heineken NV                                8,196,804
                                                           ------------
                   ENERGY--3.6%
           250,270 Royal Dutch Petroleum Co.                 10,825,755
                                                           ------------
                   TOTAL NETHERLANDS                         26,143,639
                                                           ------------

                      See Notes to Financial Statements.

OLD WESTBURY INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS
October 31, 2002 (Continued)
--------------------------------------------------------------------------------


             Shares          Security Description           Value
           ---------- ---------------------------------- ------------
           COMMON STOCKS--Continued
                      SPAIN--1.3%
                      FINANCE--1.3%
              630,975 Banco Santander Central Hispano SA $  3,867,850
                                                         ------------
                      SWEDEN--3.0%
                      FINANCE--3.0%
            2,225,156 Nordea AB                             9,107,150
                                                         ------------
                      SWITZERLAND--4.7%
                      CONSUMER GOODS--2.0%
               27,982 Nestle SA-Registered                  5,999,392
                                                         ------------
                      HEALTHCARE--2.7%
              211,691 Novartis AG-Registered                8,073,570
                                                         ------------
                      TOTAL SWITZERLAND                    14,072,962
                                                         ------------
                      UNITED KINGDOM--21.3%
                      BASIC MATERIALS--3.2%
              682,704 BOC Group PLC                         9,602,133
                                                         ------------
                      CONSUMER GOODS--2.0%
            1,875,687 Tesco PLC                             5,817,671
                                                         ------------
                      ENERGY--2.4%
            1,138,888 BP PLC                                7,305,340
                                                         ------------
                      FINANCE--6.4%
              776,404 Abbey National PLC                    8,016,915
            1,550,130 Prudential PLC                       11,083,066
                                                         ------------
                                                           19,099,981
                                                         ------------
                      HEALTHCARE--1.7%
              273,115 GlaxoSmithKline PLC                   5,212,919
                                                         ------------
                      MULTIMEDIA--2.1%
              595,040 Pearson PLC                           6,349,011
                                                         ------------

                      See Notes to Financial Statements.

                                                OLD WESTBURY INTERNATIONAL FUND
                                                       PORTFOLIO OF INVESTMENTS
                                                   October 31, 2002 (Concluded)
--------------------------------------------------------------------------------


                  Shares     Security Description      Value
                ---------- ------------------------ ------------
                COMMON STOCKS--Continued
                           TELECOMMUNICATIONS--3.5%
                   579,688 BT Group PLC             $  1,646,063
                 5,499,497 Vodafone Group PLC          8,840,572
                                                    ------------
                           TOTAL UNITED KINGDOM       10,486,635
                                                    ------------
                                                      63,873,690
                                                    ------------
                TOTAL COMMON STOCKS
                  (Cost $317,778,536)                287,587,061
                                                    ------------
                TOTAL INVESTMENTS
                  (Cost $317,778,536) (a)--95.9%     287,587,061
                OTHER ASSETS IN EXCESS OF
                  LIABILITIES--4.1%                   12,330,257
                                                    ------------
                NET ASSETS--100.0%                  $299,917,318
                                                    ============

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $7,011,854. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

                   Unrealized appreciation     $         --
                   Unrealized depreciation      (37,203,329)
                                               ------------
                   Net unrealized depreciation $(37,203,329)
                                               ============

(b) Non-income producing security.

AB--Aktiebolag (Swedish Stock Co.)
AG--Aktiengesellschaft (West German Stock Co.)
NV--Naamloze Vennootschaap (Dutch Corp.)
PLC--Public Limited Company
   SA--Societe Anonyme (French Corp.)
   SpA--Societa per Azioni (Italian Corp.)

                      See Notes to Financial Statements.

OLD WESTBURY FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS
October 31, 2002
--------------------------------------------------------------------------------


        Principal
         Amount              Security Description              Value
        ---------- ---------------------------------------- -----------
        CORPORATE BONDS--30.4%
                   CHEMICALS--1.1%
        $  600,000 Union Carbide Corp., 6.79%, 06/01/2025,
                   (put 06/01/2005)                         $   604,454
                                                            -----------
                   COMPUTER RELATED--2.2%
         1,100,000 IBM Corp., 6.22%, 08/01/2027,
                   (put 08/01/2004)                           1,175,499
                                                            -----------
                   CONSUMER CYCLICAL--2.7%
           500,000 Hertz Corp., 6.30%, 11/15/2006,
                   (put 11/15/2002)                             499,770
           159,518 Wal-Mart Stores, Inc., Series 94B1,
                   8.45%, 07/01/2004                            167,311
           727,656 Wal-Mart Stores, Inc., Series 92A1,
                   7.49%, 06/21/2007                            812,974
                                                            -----------
                                                              1,480,055
                                                            -----------
                   CONSUMER STAPLES--2.2%
           500,000 Coca-Cola Enterprises, 7.00%,
                   10/01/2026, (put 10/01/2006)                 558,831
           600,000 Coca-Cola Enterprises, 6.70%,
                   10/15/2036, (put 10/15/2003)                 640,038
                                                            -----------
                                                              1,198,869
                                                            -----------
                   DIVERSIFIED--1.7%
           850,000 Eaton Corp., 6.50%, 06/01/2025,
                   (put 06/01/2005)                             924,591
                                                            -----------
                   ENERGY--4.4%
           400,000 ChevronTexaco Corp., 6.63%, 10/01/2004       432,556
           230,067 ChevronTexaco Corp., 8.11%, 12/01/2004       245,651
            20,000 Detroit Edison Co., Series C, MTN 7.40%,
                   01/15/2003, (MBIA)                            20,190
           475,000 Illinois Power, 6.75%, 03/15/2005            418,000

                      See Notes to Financial Statements.

                                                 OLD WESTBURY FIXED INCOME FUND
                                                       PORTFOLIO OF INVESTMENTS
                                                   October 31, 2002 (Continued)
--------------------------------------------------------------------------------


       Principal
        Amount               Security Description                Value
       ---------- ------------------------------------------- -----------
       CORPORATE BONDS--Continued
       $  780,000 Oklahoma Gas & Electric, 6.50%,
                  07/15/2017, (put 07/15/2004)                $   832,621
          400,000 Oklahoma Gas & Electric, 6.65%,
                  07/15/2027, (put 07/15/2007)                    443,431
                                                              -----------
                                                                2,392,449
                                                              -----------
                  FINANCE--10.2%
        1,373,329 3M Employee Stock Owner, Series 144A,
                  5.62%, 07/15/2009                             1,475,793
          500,000 Associates Corp., NA, 6.88%, 08/01/2003         519,431
          150,000 Deutsche Ausgleichsbank, 5.13%, 09/22/2003      154,509
          800,000 General Electric Capital Corp., Series A,
                  MTN 7.25%, 05/03/2004                           860,370
          500,000 General Electric Capital Corp, Series A,
                  4.25%, 01/28/2005                               517,455
          550,000 General Motors Acceptance Corp., MTN,
                  6.38%, 01/30/2004                               554,370
          500,000 General Motors Acceptance Corp., MTN,
                  6.75%, 01/15/2006.                              495,311
          390,000 John Deere Capital Corp., 5.13%, 10/19/2006     409,974
          500,000 State Street Corp., 7.35%, 06/15/2026,
                  (put 06/15/2006)                                570,417
                                                              -----------
                                                                5,557,630
                                                              -----------
                  HEALTHCARE--0.3%
          130,000 Kaiser Foundation Hospital, 9.55%,
                  07/15/2005                                      148,456
                                                              -----------

                      See Notes to Financial Statements.

OLD WESTBURY FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS
October 31, 2002 (Continued)
--------------------------------------------------------------------------------


        Principal
         Amount              Security Description               Value
       ----------- ----------------------------------------- -----------
       CORPORATE BONDS--Continued
                   INDUSTRIALS--2.1%
       $   975,000 Ingersoll-Rand Co., 6.39%, 11/15/2027,
                   (put 11/15/2004)                          $ 1,046,059
            70,000 Ingersoll-Rand Co., Series B, MTN, 6.02%,
                   02/15/2028, (put 02/15/2003)                   71,275
                                                             -----------
                                                               1,117,334
                                                             -----------
                   MULTIMEDIA--1.9%
         1,000,000 Time Warner, Inc., 6.85%, 01/15/2026,
                   (put 01/15/2003)                            1,005,379
                                                             -----------
                   YANKEE--1.6%
           200,000 BP Canada Energy Co. 6.75%, 02/15/2005        217,424
           100,000 International Bank for Reconstruction &
                   Development, 7.00%, 01/27/2005                110,679
           500,000 Swedish Export Credit Corp., 8.25%,
                   01/15/2023                                    522,621
                                                             -----------
                                                                 850,724
                                                             -----------
       TOTAL CORPORATE BONDS
         (Cost $15,906,395)                                   16,455,440
                                                             -----------
       U.S. GOVERNMENT SECURITIES--25.2%
                   U.S. TREASURY BONDS--17.6%
         6,200,000 6.00%, 02/15/2026                           6,931,408
           300,000 5.38%, 02/15/2031                             316,652
         2,137,632 3.38%, 04/15/2032 (b)                       2,319,331
                                                             -----------
                                                               9,567,391
                                                             -----------
                   U.S. TREASURY NOTES--7.6%
         1,025,000 5.75%, 11/15/2005                           1,133,465
           925,000 6.50%, 10/15/2006                           1,063,496
           570,972 3.50%, 01/15/2011 (b)                         620,486

                      See Notes to Financial Statements.

                                                 OLD WESTBURY FIXED INCOME FUND
                                                       PORTFOLIO OF INVESTMENTS
                                                   October 31, 2002 (Continued)
--------------------------------------------------------------------------------


          Principal
           Amount            Security Description            Value
          ---------- ------------------------------------ -----------
          U.S. GOVERNMENT SECURITIES--Continued
          $  700,000 5.00%, 02/15/2011                    $   763,390
             502,450 3.00%, 07/15/2012 (b)                    528,279
                                                          -----------
                                                            4,109,116
                                                          -----------
          TOTAL U.S. GOVERNMENT SECURITIES
            (Cost $12,433,565)                             13,676,507
                                                          -----------
          U.S. GOVERNMENT AGENCIES--33.1%
                     FANNIE MAE--0.2%
             106,000 5.13%, 02/13/2004                        110,774
                                                          -----------
                     FEDERAL HOME LOAN BANKS--19.5%
             200,000 3.88%, 12/15/2004                        207,932
             500,000 4.38%, 02/15/2005                        525,289
             815,000 5.38%, 02/15/2005                        873,201
             500,000 7.13%, 02/15/2005                        555,140
             100,000 7.59%, 03/10/2005                        112,335
             900,000 4.75%, 05/15/2006                        958,818
             400,000 5.38%, 05/15/2006                        434,508
             395,000 5.25%, 08/15/2006                        428,905
           1,425,000 4.88%, 11/15/2006                      1,528,533
           2,225,000 4.88%, 05/15/2007                      2,383,035
           2,500,000 3.75%, 08/15/2007                      2,554,672
                                                          -----------
                                                           10,562,368
                                                          -----------
                     PRIVATE EXPORT FUNDING--3.0%
              50,000 6.90%, 01/31/2003                         50,662
             300,000 7.03%, 10/31/2003                        316,298
             350,000 6.62%, 10/01/2005                        390,141
             300,000 5.34%, 03/15/2006                        325,176
             500,000 7.95%, 11/01/2006, (call 11/01/2004)     557,838
                                                          -----------
                                                            1,640,115
                                                          -----------

                      See Notes to Financial Statements.

OLD WESTBURY FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS
October 31, 2002 (Continued)
--------------------------------------------------------------------------------


       Principal
        Amount               Security Description               Value
       ---------- ------------------------------------------ -----------
       U.S. GOVERNMENT AGENCIES--Continued
                  TENNESSEE VALLEY AUTHORITY--10.4%
       $3,550,000 4.88%, 12/15/2016, (put 12/15/2006)        $ 3,829,349
        1,000,000 5.88%, 04/01/2036, (put 04/03/2006)          1,125,693
          600,000 5.98%, 04/01/2036, (put 04/01/2006)            676,403
                                                             -----------
                                                               5,631,445
                                                             -----------
       TOTAL U.S. GOVERNMENT AGENCIES
         (Cost $16,988,884)                                   17,944,702
                                                             -----------

       MUNICIPAL BONDS--2.9%
                  CONNECTICUT--0.4%
       $  225,000 Connecticut State GO, Taxable--Series A,
                  5.89%, 11/01/2002                          $   225,000
                                                             -----------
                  MISSOURI--1.7%
          945,000 Kansas City Planned Industrial Expansion
                  Authority Lease Revenue Bond, City Market
                  Project Taxable, 10.20%, 11/01/2014
                  (prefunded 11/01/2002)                         963,900
                                                             -----------
                  TEXAS--0.8%
           50,000 Texas State GO, Taxable, 7.13%, 12/01/2003      52,726
          320,000 Texas State GO, Taxable, 6.15%, 12/01/2006     357,040
                                                             -----------
                                                                 409,766
                                                             -----------
       TOTAL MUNICIPAL BONDS
         (Cost $1,540,899)                                     1,598,666
                                                             -----------

                      See Notes to Financial Statements.

                                                 OLD WESTBURY FIXED INCOME FUND
                                                       PORTFOLIO OF INVESTMENTS
                                                   October 31, 2002 (Concluded)
--------------------------------------------------------------------------------


          Shares             Security Description              Value
         --------- ---------------------------------------- -----------
         INVESTMENT COMPANIES--7.0%
         3,773,400 SEI Daily Income Government II Portfolio $ 3,773,400
                                                            -----------
         TOTAL INVESTMENT COMPANIES
           (Cost $3,773,400)                                  3,773,400
                                                            -----------
         TOTAL INVESTMENTS
           (Cost $50,643,143) (a)--98.6%                     53,448,715

         OTHER ASSETS IN EXCESS OF
           LIABILITIES--1.4%                                    763,650
                                                            -----------

         NET ASSETS--100.0%                                 $54,212,365
                                                            ===========

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $149,338. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

                    Unrealized appreciation     $2,753,961
                    Unrealized depreciation        (97,727)
                                                ----------
                    Net unrealized appreciation $2,656,234
                                                ==========

(b) Inflation protected security.

GO--General Obligation
MTN--Medium Term Note
MBIA-- Insured by Municipal Bond Insurance Assoc.

                      See Notes to Financial Statements.

OLD WESTBURY MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS
October 31, 2002
--------------------------------------------------------------------------------


       Principal
        Amount               Security Description               Value
       ---------- ------------------------------------------ -----------
       MUNICIPAL BONDS--98.6%
                  ALABAMA--1.1%
       $  110,000 Alabama State Public School & College,
                  Revenue Bonds, Series C,
                  5.00%, 05/01/2013, (FSA)                   $   118,703
          400,000 Alabama Water Pollution Control Authority,
                  Revenue Bonds, 5.50%, 08/15/2014,
                  (AMBAC)                                        441,400
          120,000 Calhoun County, Gasoline Tax Anticipation
                  Warrants, 5.15%, 03/01/2013, (AMBAC)           129,366
                                                             -----------
                                                                 689,469
                                                             -----------
                  ARIZONA--0.7%
          415,000 Phoenix, GO, Series A, 4.75%, 07/01/2016       429,089
                                                             -----------
                  ARKANSAS--1.6%
          635,000 Fayetteville Waterworks & Sewer Systems,
                  Revenue Bonds, Series B,
                  4.65%, 08/15/2013, (AMBAC)                     674,707
          275,000 Fayetteville Waterworks & Sewer Systems,
                  Revenue Bonds, Series B,
                  4.75%, 08/15/2014, (AMBAC)                     290,738
                                                             -----------
                                                                 965,445
                                                             -----------
                  CALIFORNIA--0.2%
          125,000 Los Angeles, GO, Series B,
                  4.00%, 09/01/2013                              126,485
                                                             -----------
                  COLORADO--0.9%
          485,000 Longmont Sales & Use Tax, Revenue Bonds,
                  5.63%, 11/15/2017                              530,381
                                                             -----------
                  CONNECTICUT--0.8%
          500,000 Connecticut State, GO, Series G,
                  4.20%, 12/15/2011                              524,470
                                                             -----------

                      See Notes to Financial Statements.

                                               OLD WESTBURY MUNICIPAL BOND FUND
                                                       PORTFOLIO OF INVESTMENTS
                                                   October 31, 2002 (Continued)
--------------------------------------------------------------------------------


       Principal
        Amount               Security Description                Value
       ---------- ------------------------------------------- -----------
       MUNICIPAL BONDS--Continued
                  IDAHO--0.2%
       $  100,000 Boise City Independent School District, GO,
                  4.40%, 07/30/2013, (ST-GTD)                 $   104,300
                                                              -----------
                  ILLINOIS--9.4%
          160,000 Calumet Park, GO, 4.70%, 12/01/2010,
                  (FGIC)                                          172,262
          400,000 Chicago Board of Education, Chicago School
                  Reformatory, GO, 6.75%, 12/01/2008,
                  (AMBAC)                                         478,264
          225,000 Chicago Neighborhoods Alive 21 PG-A, GO,
                  5.88%, 01/01/2019, (FGIC)                       252,054
          500,000 Chicago, GO, Series A-2,
                  6.25%, 01/01/2013, (AMBAC)                      599,424
          315,000 Chicago, GO, Series B,
                  5.00%, 01/01/2011, (AMBAC)                      343,659
          285,000 Cook County School District No. 92.5,
                  GO, 5.00%, 12/01/2010, (FSA)                    312,790
          150,000 Cook County School District No.153,
                  GO, Series A, 5.00%, 12/01/2009                 164,981
          100,000 Du Page County Community High School
                  District No. 087, GO, Series A,
                  4.50%, 12/01/2005                               106,980
          400,000 Du Page County Community High School
                  District No. 099, GO,
                  4.88%, 12/01/2018, (FSA)                        407,272
          150,000 Du Page County Community High School
                  District No. 202, GO,
                  5.55%, 12/30/2017, (FSA)                        162,584
          100,000 Forest Park, GO, 4.50%, 12/01/2010,
                  (AMBAC)                                         106,273

                      See Notes to Financial Statements.

OLD WESTBURY MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS
October 31, 2002 (Continued)
--------------------------------------------------------------------------------


         Principal
          Amount             Security Description              Value
         ---------- --------------------------------------- -----------
         MUNICIPAL BONDS--Continued
         $  100,000 Forest Park, GO, 4.75%, 12/01/2011,
                    (AMBAC)                                 $   108,062
            100,000 Forest Park, GO, 4.75%, 12/01/2012,
                    (AMBAC)                                     107,848
            260,000 Freeport Sewer System
                    Improvements, GO, 5.55%, 12/01/2014,
                    (AMBAC)                                     289,695
            100,000 Gail Borden Public Library District,
                    GO, 4.63%, 12/15/2008, (FGIC)               107,956
            400,000 Illinois State Sales Tax Revenue Bonds,
                    Series Z, 5.00%, 06/15/2012                 431,164
            300,000 Illinois State Toll Highway Authority,
                    Revenue Bonds, Series A,
                    3.50%, 01/01/2005                           300,657
            210,000 Kane County Community School District
                    No. 304, GO, 6.10%, 06/01/2006, (FGIC)      235,523
             80,000 Northern Illinois University, Revenue
                    Bonds, 5.50%, 04/01/2013, (AMBAC)            87,185
            100,000 Piatt, Champaign & De Witt Counties
                    Community School District No. 025,
                    GO, Series B, 4.60%, 10/01/2012, (MBIA)     106,509
            100,000 Rockford, GO, Series A,
                    5.38%, 12/15/2013, (FSA)                    110,482
            140,000 Saline & Gallatin Counties,
                    Community School District No. 4,
                    GO, 5.75%, 10/01/2004, (FGIC)               150,093
            160,000 University of Illinois, COP, Utility
                    Infrastructure Projects Series B,
                    5.50%, 08/15/2011, (AMBAC)                  180,952

                      See Notes to Financial Statements.

                                               OLD WESTBURY MUNICIPAL BOND FUND
                                                       PORTFOLIO OF INVESTMENTS
                                                   October 31, 2002 (Continued)
--------------------------------------------------------------------------------


       Principal
        Amount               Security Description                Value
       ---------- ------------------------------------------- -----------
       MUNICIPAL BONDS--Continued
       $  500,000 Will County, School District No.122,
                  GO, Series B, 5.20%, 11/01/2016, (FGIC)     $   532,245
                                                              -----------
                                                                5,854,914
                                                              -----------
                  INDIANA--12.3%
          150,000 Avon Two Thousand School Building Corp.,
                  Revenue Bonds, 5.00%, 07/15/2006, (FGIC)        162,984
          100,000 East Allen Multiple School Building Corp.,
                  Revenue Bonds, 5.05%, 07/15/2005, (FSA)         108,151
          315,000 East Allen Multiple School Building Corp.,
                  Revenue Bonds, 5.00%, 07/10/2014, (FSA)         336,070
          115,000 East Allen Multiple School Building Corp.,
                  Revenue Bonds, 5.13%, 07/10/2015, (FSA)         122,521
          460,000 Franklin Community Multiple School
                  Building Corp., Revenue Bonds,
                  5.13%, 07/15/2012, (FSA)                        504,528
           75,000 Franklin Township School Building Corp.,
                  Revenue Bonds, 5.75%, 07/15/2010                 86,566
          195,000 Greensburg School Building Corp., Revenue
                  Bonds, 3.55%, 01/15/2009, (FGIC)                195,000
          385,000 Henry County Government Center Building
                  Corp., Revenue Bonds, 4.50%, 01/05/2012,
                  (FGIC)                                          404,535
          775,000 Huntington Countywide School Building
                  Corp. II, Revenue Bonds, 5.38%, 07/15/2016,
                  (MBIA)                                          843,951
          500,000 Indiana Transportation Finance Authority
                  Highway, Revenue Bonds, Series B,
                  5.00%, 12/01/2009, (AMBAC)                      535,880
          145,000 Lebanon Middle School Building Corp.,
                  Revenue Bonds, 5.05%, 07/15/2011, (FSA)         159,010

                      See Notes to Financial Statements.

OLD WESTBURY MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS
October 31, 2002 (Continued)
--------------------------------------------------------------------------------


       Principal
        Amount               Security Description               Value
       ---------- ------------------------------------------ -----------
       MUNICIPAL BONDS--Continued
       $  500,000 Marion County Convention & Recreational
                  Facilities Excise Tax, Revenue Bonds,
                  Series A, 5.50%, 06/01/2013, (MBIA)        $   557,950
          700,000 Mount Vernon of Hancock County Multiple
                  School Building Corp., Revenue Bonds,
                  Series A, 5.25%, 01/15/2014                    752,682
          170,000 Noblesville Elementary Intermediate School
                  Building Corp., GO, 5.30%, 07/15/2009,
                  (FSA)                                          188,972
          205,000 Noblesville Elementary Intermediate School
                  Building Corp., GO, 5.50%, 07/15/2012,
                  (FSA)                                          229,475
          130,000 Noblesville West School Building Corp.,
                  Revenue Bonds, 4.65%, 07/05/2005               137,994
          160,000 Northern Wells Community School Building
                  Corp., Revenue Bonds, 5.00%, 01/15/2016,
                  (FGIC)                                         168,203
          370,000 Northern Wells Community School Building
                  Corp., Revenue Bonds, 5.00%, 07/15/2016,
                  (FGIC)                                         388,970
          500,000 Purdue University & Indiana University
                  Student Fee Revenue Bonds, Series H,
                  5.25%, 07/01/2011                              555,520
          120,000 Warsaw Community Public Library, GO,
                  3.95%, 07/01/2008, (FSA)                       124,595
          605,000 Westfield High School Building Corp.,
                  Revenue Bonds, Series 98,
                  5.00%, 07/05/2009, (AMBAC)                     654,810
          135,000 Westfield-Washington Elementary Building
                  Corp., Revenue Bonds, 4.75%, 01/15/2011,
                  (FGIC)                                         144,864

                      See Notes to Financial Statements.

                                               OLD WESTBURY MUNICIPAL BOND FUND
                                                       PORTFOLIO OF INVESTMENTS
                                                   October 31, 2002 (Continued)
--------------------------------------------------------------------------------


        Principal
         Amount              Security Description               Value
        ---------- ----------------------------------------- -----------
        MUNICIPAL BONDS--Continued
        $  255,000 Westfield-Washington Elementary Building
                   Corp., Revenue Bonds, 4.75%, 07/15/2011,
                   (FGIC)                                    $   274,617
                                                             -----------
                                                               7,637,848
                                                             -----------
                   IOWA--1.3%
           250,000 Iowa City, Packaging Facilities, Revenue
                   Bonds, 5.88%, 07/01/2015, (MBIA)              278,838
           500,000 Iowa Finance Authority, Iowa State
                   Revolving Fund, Revenue Bonds,
                   5.25%, 02/01/2010                             554,535
                                                             -----------
                                                                 833,373
                                                             -----------
                   KANSAS--1.9%
           975,000 Johnson County Water District No. 001,
                   Revenue Bonds, 5.00%, 12/01/2013            1,058,928
           130,000 Olathe, GO, Series 198, 4.50%, 04/01/2009     139,086
                                                             -----------
                                                               1,198,014
                                                             -----------
                   KENTUCKY--0.2%
           120,000 Hopkins County, GO, 5.63%, 02/01/2016,
                   (FGIC)                                        131,545
                                                             -----------
                   MICHIGAN--7.5%
           130,000 Central Montcalm Public Schools, GO,
                   5.35%, 05/01/2011, (MBIA Q-SBLF)              142,661
           240,000 Dundee Community School District, GO,
                   5.38%, 05/01/2014, (Q-SBLF)                   261,036
           250,000 Dundee Community School District, GO,
                   5.38%, 05/01/2019, (Q-SBLF)                   263,625
           325,000 East Lansing School District, GO,
                   5.35%, 05/01/2016, (Q-SBLF)                   348,611

                      See Notes to Financial Statements.

OLD WESTBURY MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS
October 31, 2002 (Continued)
--------------------------------------------------------------------------------


       Principal
        Amount               Security Description                Value
       ---------- ------------------------------------------- -----------
       MUNICIPAL BONDS--Continued
       $  275,000 Gibraltar School District, GO, 5.00%,
                  05/01/2007, (MBIA)                          $   300,616
          250,000 Grand Rapids Public Schools, COP, 4.55%,
                  11/01/2012, (MBIA)                              266,868
          320,000 Lake Orion Community School District,
                  GO, Series A, 5.70%, 05/01/2013,
                  (FGIC Q-SBLF)                                   367,162
          500,000 Livonia Public School District,
                  GO, 5.63%, 05/01/2014, (FGIC Q-SBLF)            551,164
          450,000 Milan Area Schools, GO, Series A, 5.50%,
                  05/01/2014, (FGIC Q-SBLF)                       510,426
          545,000 Portage Public Schools District, GO, 5.00%,
                  05/01/2014, (FSA)                               583,438
          350,000 Romulus Community Schools, GO, 5.25%,
                  05/01/2015, (Q-SBLF)                            377,391
          150,000 St. Johns Public Schools, GO, 5.00%,
                  05/01/2013, (FGIC Q-SBLF)                       159,189
          150,000 Van Buren County, GO, 5.00%, 05/01/2015,
                  (AMBAC)                                         158,951
          375,000 Warren, GO, 5.00%, 06/01/2016                   391,084
                                                              -----------
                                                                4,682,222
                                                              -----------
                  MINNESOTA--0.9%
          500,000 Minnesota Public Facilities Authority Water
                  Pollution Control, Revenue Bonds, Series A,
                  5.13%, 03/01/2013                               535,400
                                                              -----------
                  NEBRASKA--1.9%
          185,000 Douglas County School District No. 054,
                  GO, 4.60%, 12/15/2012, (FSA)                    196,857
          580,000 Lancaster County, School District No. 001,
                  GO, 4.00%, 01/15/2008                           605,537

                      See Notes to Financial Statements.

                                               OLD WESTBURY MUNICIPAL BOND FUND
                                                       PORTFOLIO OF INVESTMENTS
                                                   October 31, 2002 (Continued)
--------------------------------------------------------------------------------


       Principal
        Amount               Security Description                Value
       ---------- ------------------------------------------- -----------
       MUNICIPAL BONDS--Continued
       $  350,000 University of Nebraska Facilities Corp,
                  Revenue Bonds, 4.00%, 02/15/2006            $   366,639
                                                              -----------
                                                                1,169,033
                                                              -----------
                  NEVADA--1.7%
          525,000 Washoe County School District,
                  GO, 5.13%, 06/01/2011, (FGIC)                   567,053
          500,000 Washoe County, GO, 5.00%,
                  06/01/2017, (MBIA)                              513,060
                                                              -----------
                                                                1,080,113
                                                              -----------
                  NEW HAMPSHIRE--0.8%
          500,000 New Hampshire State, GO, Series A, 4.00%,
                  08/01/2013                                      504,180
                                                              -----------
                  NEW JERSEY--3.2%
          100,000 Allendale Board of Education, GO, 4.00%,
                  09/15/2009, (School Board Reserve Fund)         104,765
          130,000 Avalon, GO, 4.50%, 08/01/2013, (FGIC)           137,323
          100,000 Ewing & Lawrence Sewer Authority,
                  Revenue Bonds, 4.40%, 12/15/2014, (FGIC)        104,464
          200,000 Freehold Regional High School District, GO,
                  5.00%, 03/01/2018,
                  (FGIC-School Board Reserve Fund)                214,632
          200,000 Lawrence Township, GO, 4.25%, 10/01/2009,
                  (MBIA)                                          212,408
          170,000 New Jersey State Transportation, Revenue
                  Bonds, Series C, 5.38%, 12/15/2007              190,322
          685,000 New Jersey State, COP, 5.25%, 06/15/2011,
                  (FSA)                                           756,856
          285,000 Northfield, GO, 4.00%, 09/01/2015, (FGIC)       279,300
                                                              -----------
                                                                2,000,070
                                                              -----------

                      See Notes to Financial Statements.

OLD WESTBURY MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS
October 31, 2002 (Continued)
--------------------------------------------------------------------------------

     Principal
      Amount                 Security Description                 Value
     ---------- ---------------------------------------------- -----------
     MUNICIPAL BONDS--Continued
                NEW MEXICO--1.7%
     $1,000,000 New Mexico Finance Authority, Revenue
                Bonds, Series A, 5.00%, 06/01/2015             $ 1,060,250
                                                               -----------
                NEW YORK--16.9%
        330,000 Amherst Central School District, GO, Series A,
                4.00%, 06/15/2010, (FSA)                           340,742
        450,000 Avoca Central School District, GO,
                4.50%, 06/15/2018, (FGIC)                          456,449
        700,000 Bath Central School District, GO,
                4.50%, 06/15/2015, (FGIC)                          717,793
        175,000 Depew Union Free School District, GO,
                3.50%, 06/15/2009, (FSA)                           177,674
        175,000 Depew Union Free School District, GO,
                4.00%, 06/15/2013, (FSA)                           176,447
        250,000 Galway Central School District, GO,
                4.00%, 06/01/2010,(FGIC)                           258,945
        475,000 Hinsdale Central School District, GO,
                4.00%, 06/15/2013, (FGIC)                          478,928
        360,000 Hinsdale Central School District, GO,
                4.00%, 06/15/2015, (FGIC)                          353,236
        250,000 New York City Transitional Financial
                Authority, Revenue Bonds, 4.00%,
                08/01/2013, (FGIC)                                 249,123
        150,000 New York City Transitional Financial
                Authority, Revenue Bonds, 5.25%,
                08/01/2015, (AMBAC)                                161,844
      1,000,000 New York State Dormitory Authority
                Revenue Bonds, 6.00%, 05/15/2016,                1,133,659
         20,000 New York, GO, Series D, 6.00%, 02/15/2020           22,020
        375,000 Norwood-Norfolk Central School District, GO,
                4.00%, 06/15/2011, (FSA)                           385,260

                      See Notes to Financial Statements.

                                               OLD WESTBURY MUNICIPAL BOND FUND
                                                       PORTFOLIO OF INVESTMENTS
                                                   October 31, 2002 (Continued)
--------------------------------------------------------------------------------


      Principal
       Amount                Security Description                Value
      ---------- -------------------------------------------- -----------
      MUNICIPAL BONDS--Continued
      $  650,000 Olean School District, GO,
                 4.00%, 06/15/2010, (FGIC)                    $   671,158
         295,000 Royalton-Hartland Central School District,
                 GO, Series C, 4.25%, 06/01/2013, (FSA)           304,015
         530,000 Schuylerville Central School District, GO,
                 5.00%, 06/15/2015, (FSA)                         566,459
         100,000 Sherrill School District, GO,
                 5.00%, 06/15/2014, (FGIC)                        107,951
         300,000 Southern Cayuga Central School District, GO,
                 4.00%, 05/15/2009, (FSA)                         313,299
         430,000 Sweet Home Central School District, Amherst
                 & Tonawanda, GO, Series A,
                 4.25%, 01/15/2013, (FSA)                         442,732
         240,000 Sweet Home Central School District, Amherst
                 & Tonawanda, GO, Series B,
                 4.25%, 07/15/2013, (FSA)                         247,402
         155,000 Sweet Home Central School District, Amherst
                 & Tonawanda, GO, Series B,
                 4.38%, 07/15/2014, (FSA)                         159,746
         525,000 Taconic Hills Central School District at
                 Craryville, GO, 5.00%, 06/15/2018, (FGIC)        547,533
         250,000 Triborough Bridge & Tunnel Authority,
                 Revenue Bonds, Series B, 3.40%, 11/15/2011       244,728
         100,000 Triborough Bridge & Tunnel Authority,
                 Revenue Bonds, Series B, 5.00%, 11/15/2007       110,224
         700,000 Triborough Bridge & Tunnel Authority,
                 Revenue Bonds, Series B, 5.25%, 11/15/2008       781,283
       1,000,000 Windsor Central School District, GO,
                 4.75%, 06/15/2016, (FGIC)                      1,036,219

                      See Notes to Financial Statements.

OLD WESTBURY MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS
October 31, 2002 (Continued)
--------------------------------------------------------------------------------


      Principal
       Amount                Security Description                Value
      ---------- -------------------------------------------- -----------
      MUNICIPAL BONDS--Continued
      $  100,000 Yorkshire Pioneer, New York Central School
                 District, GO, 4.00%, 06/15/2009,
                 (FGIC-State Aid Withholding)                 $   104,484
                                                              -----------
                                                               10,549,353
                                                              -----------
                 OHIO--1.4%
         300,000 Cincinnati, GO, 5.00%, 12/01/2015                318,030
         175,000 Clearview Local School District, GO, 6.65%,
                 12/01/2017, (School District Credit Program)     221,393
         100,000 Ohio State Higher Educational Facilities,
                 University of Dayton, Revenue Bonds,
                 5.20%, 12/01/2010, (AMBAC)                       109,037
         175,000 Wellston City School District, GO, 5.80%,
                 12/01/2013                                       204,785
                                                              -----------
                                                                  853,245
                                                              -----------
                 OREGON--2.2%
         700,000 Oregon State Department of Administrative
                 Services, COP, Series C, 5.00%, 11/01/2008       774,130
         200,000 Oregon State Department of Administrative
                 Services Lottery, Revenue Bonds, Series A,
                 4.50%, 04/01/2012, (FSA)                         211,656
         325,000 Oregon State Department of Administrative
                 Services Lottery, Revenue Bonds, Series A,
                 5.00%, 04/01/2008                                356,288
                                                              -----------
                                                                1,342,074
                                                              -----------
                 PENNSYLVANIA--1.4%
         190,000 Franklin Township Municipal Sanitation
                 Authority, Revenue Bonds, Series A, 4.00%,
                 01/01/2003, (FSA)                                190,692

                      See Notes to Financial Statements.

                                               OLD WESTBURY MUNICIPAL BOND FUND
                                                       PORTFOLIO OF INVESTMENTS
                                                   October 31, 2002 (Continued)
--------------------------------------------------------------------------------


       Principal
        Amount               Security Description               Value
       ---------- ------------------------------------------ -----------
       MUNICIPAL BONDS--Continued
       $  195,000 Franklin Township Municipal Sanitation
                  Authority, Revenue Bonds, Series A, 4.05%,
                  01/01/2004, (FSA)                          $   200,308
          215,000 New Castle School District, GO, 4.40%,
                  03/01/2011, (MBIA)                             226,838
          230,000 Wilson School District GO, 4.25%,
                  05/15/2009, (FSA)                              242,447
                                                             -----------
                                                                 860,285
                                                             -----------
                  PUERTO RICO--0.4%
          250,000 Puerto Rico Electric Power Authority,
                  Revenue Bonds, Series KK, 4.50%,
                  07/01/2009, (XLCA)                             269,178
                                                             -----------
                  SOUTH CAROLINA--0.2%
          100,000 Piedmont Municipal Power Agency Electric,
                  Revenue Bonds, 6.30%, 01/01/2022               102,719
                                                             -----------
                  TENNESSEE--0.2%
          140,000 Franklin Special School District,
                  GO, 4.00%, 06/01/2008                          146,152
                                                             -----------
                  TEXAS--9.6%
          110,000 Alief Independent School District,
                  GO, 5.00%, 02/15/2013, (PSF-GTD)               118,185
          200,000 Austin, GO, 4.13%, 03/01/2013                  202,292
          150,000 Austin, GO, 4.00%, 09/01/2013                  150,777
          500,000 Dallas Waterworks & Sewer System,
                  Revenue Bonds, 5.00%, 10/01/2011               539,915
          470,000 Gregory Portland Independent School
                  District, GO, 5.50%, 08/15/2019,
                  (PSF-GTD)                                      499,934
          255,000 Laredo, GO, 5.38%, 08/15/2020, (FGIC)          267,487

                      See Notes to Financial Statements.

OLD WESTBURY MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS
October 31, 2002 (Continued)
--------------------------------------------------------------------------------


       Principal
        Amount               Security Description               Value
       ---------- ------------------------------------------ -----------
       MUNICIPAL BONDS--Continued
       $  300,000 Mansfield Independent School District,
                  GO, 4.75%, 02/15/2019, (PSF-GTD)           $   302,070
          220,000 McKinney, GO, 5.20%, 08/15/2014, (FGIC)        233,504
          210,000 Montgomery County Municipal Utility
                  District No. 47, GO, 6.70%, 10/01/2012,
                  (AMBAC)                                        237,529
          250,000 Montgomery County Municipal Utility
                  District No. 47, GO, 6.13%, 10/01/2015,
                  (AMBAC)                                        278,738
          290,000 New Braunfels Independent School,
                  GO, 5.75%, 02/01/2014, (PSF-GTD)               323,753
          650,000 San Antonio, GO, 5.00%, 08/01/2009             714,610
          295,000 San Felipe Del Rio Independent School
                  District, GO, 5.38%, 08/15/2016, (PSF-GTD)     317,408
          265,000 Tarrant County Health Facilities, Revenue
                  Bonds, Series A, 5.00%, 09/01/2015             284,960
          635,000 Texas State Public Finance Authority,
                  GO, 5.90%, 10/01/2017                          705,542
          730,000 Ysleta Independent School District,
                  Revenue Bonds, 5.50%, 11/15/2010,
                  (AMBAC)                                        834,419
                                                             -----------
                                                               6,011,123
                                                             -----------
                  UTAH--0.4%
          200,000 Salt Lake City Water District, Revenue
                  Bonds, 5.05%, 07/01/2011, (AMBAC)              221,888
                                                             -----------
                  WASHINGTON--2.2%
          300,000 King County Sewer, GO/Revenue Bonds,
                  6.25%, 01/01/2035                              327,141
           65,000 Seattle, GO, 4.60%, 12/01/2021                  62,518

                      See Notes to Financial Statements.

                                               OLD WESTBURY MUNICIPAL BOND FUND
                                                       PORTFOLIO OF INVESTMENTS
                                                   October 31, 2002 (Continued)
--------------------------------------------------------------------------------


        Principal
         Amount              Security Description               Value
        ---------- ----------------------------------------- -----------
        MUNICIPAL BONDS--Continued
        $  250,000 Snohomish County School District No. 006,
                   GO, 5.35%, 12/01/2015,
                   (School Board Guaranty)                   $   270,435
           500,000 Washington State, GO, Series A,
                   6.00%, 09/01/2015                             538,870
           180,000 Washington State, GO, Series DD-14 & B,
                   6.00%, 09/01/2019                             191,878
                                                             -----------
                                                               1,390,842
                                                             -----------
                   WEST VIRGINIA--0.5%
           250,000 West Virginia University, Revenue Bonds,
                   Series A, 5.50%, 04/01/2017, (MBIA)           280,498
                                                             -----------
                   WISCONSIN--14.9%
           410,000 Amery School District, GO, Series A,
                   5.00%, 10/01/2013, (FGIC)                     440,574
           135,000 Cedarburg School District, GO, Series B,
                   5.00%, 03/01/2013, (FSA)                      143,807
           145,000 Cedarburg School District, GO, Series B,
                   5.00%, 03/01/2014, (FSA)                      153,304
           560,000 Elmbrook School District,
                   GO, 3.90%, 04/01/2013                         557,385
           500,000 Fond Du Lac Promissory Notes,
                   GO, 4.40%, 05/01/2011, (FGIC)                 523,085
           135,000 Fredonia Promissory Notes,
                   GO, 4.20%, 09/01/2008, (MBIA)                 142,460
           225,000 Geneva Joint School District No. 4,
                   GO, 5.25%, 04/01/2012, (FSA)                  249,932
           700,000 Kenosha Union School District No. 001,
                   GO, Series B, 5.13%, 04/01/2014, (FSA)        748,139
           370,000 LadySmith-Hawkins School District,
                   GO, 4.60%, 09/01/2014, (FGIC)                 381,933

                      See Notes to Financial Statements.

OLD WESTBURY MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS
October 31, 2002 (Continued)
--------------------------------------------------------------------------------


       Principal
        Amount               Security Description               Value
       ---------- ------------------------------------------ -----------
       MUNICIPAL BONDS--Continued
       $  450,000 LadySmith-Hawkins School District,
                  GO, 4.80%, 09/01/2016, (FGIC)              $   463,640
          450,000 Menomonee Falls Water Systems,
                  Revenue Bonds, 4.60%, 12/01/2010, (FSA)        480,384
          375,000 Menomonee Falls Water Systems,
                  Revenue Bonds, 4.70%, 12/01/2011, (FSA)        402,004
          165,000 Minocqua Hazelhurst School District No.1,
                  GO, 3.75%, 07/01/2005, (FSA)                   171,602
          345,000 Oak Creek-Franklin Joint School District,
                  GO, 4.30%, 04/01/2007, (FGIC)                  365,869
          250,000 Oshkosh Corp., GO, Series A,
                  5.50%, 12/01/2007, (FGIC)                      250,698
          775,000 Outagamie County, GO,
                  5.50%, 04/01/2014                              858,606
          220,000 Two Rivers Public School District,
                  GO, 5.75%, 03/01/2012, (FSA)                   252,483
          505,000 Verona Area School District, GO, Series A,
                  5.50%, 10/01/2012, (MBIA)                      558,000
          200,000 Waupun School District, GO, 4.85%,
                  04/01/2014, (FGIC)                             207,660
          135,000 Whitewater, GO, 4.38%, 09/01/2008, (FSA)       143,709
          185,000 Whitewater, GO, 4.38%, 09/01/2009, (FSA)       196,009
          300,000 Whitewater Waterworks Systems, Revenue
                  Bonds, 5.20%, 10/01/2014, (MBIA)               321,705
          750,000 Wisconsin State Clean Water, Revenue
                  Bonds, Series 1, 4.60%, 06/01/2013             777,389
          240,000 Wisconsin State Health & Educational
                  Facilities, Revenue Bonds, 6.13%,
                  08/15/2022, (MBIA)                             247,399

                      See Notes to Financial Statements.

                                               OLD WESTBURY MUNICIPAL BOND FUND
                                                       PORTFOLIO OF INVESTMENTS
                                                   October 31, 2002 (Concluded)
--------------------------------------------------------------------------------


         Principal
          Amount/
          Shares             Security Description             Value
         ---------- -------------------------------------- -----------
         MUNICIPAL BONDS--Continued
         $  200,000 Wisconsin State, GO, Series C, 4.75%,
                    05/01/2009                             $   215,958
                                                           -----------
                                                             9,253,734
                                                           -----------
         TOTAL MUNICIPAL BONDS
           (Cost $58,535,797)                               61,337,692
                                                           -----------

         INVESTMENT COMPANIES--2.1%
          1,325,300 SEI Tax-Exempt Trust Money Market Fund   1,325,300
                                                           -----------
         TOTAL INVESTMENT COMPANIES
           (Cost $1,325,300)                                 1,325,300
                                                           -----------

         TOTAL INVESTMENT
           (Cost $59,861,097) (a)--100.7%                   62,662,992
         LIABILITIES IN EXCESS OF OTHER
           ASSETS--(0.7)%                                     (404,776)
                                                           -----------
         NET ASSETS--100.0%                                $62,258,216
                                                           ===========

(a) Represents cost for financial reporting and federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

                    Unrealized appreciation     $2,865,968
                    Unrealized depreciation        (64,073)
                                                ----------
                    Net unrealized appreciation $2,801,895
                                                ==========

AMBAC--Insured by AMBAC Indemnity Corp.
COP--Certificates of Participation
FGIC--Insured by Financial Guaranty Insurance Corp.
FSA--Insured by Financial Security Assurance, Inc.
GO--General Obligations
MBIA--Insured by Municipal Bond Insurance Assoc.
PSF-GTD--Permanent School Fund Guarantee
Q-SBLF--Qualified-School Bond Loan Fund
ST-GTD--State Guaranteed
XLCA--XL Capital Assurance

                      See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC.
STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2002
--------------------------------------------------------------------------------


                                                  Core         Capital                      Fixed      Municipal
                                                Equities     Opportunity  International     Income       Bond
                                                  Fund          Fund          Fund           Fund        Fund
                                              ------------  ------------  -------------  -----------  -----------
Assets:
 Investments, at market value................ $148,773,166  $498,821,069  $ 287,587,061  $53,448,715  $62,662,992
 Foreign currency (Cost $7,275,877)..........           --            --      7,472,129           --           --
 Cash........................................      503,778        53,405        244,667       62,756          322
 Accrued income receivable...................       39,914       271,446        722,977      761,415      910,151
 Receivable for fund shares sold.............      125,000       721,250        650,000           --           --
 Receivable for investments sold.............    1,628,902     2,291,162      7,737,296           --      243,900
 Receivable for withholding taxes on
   dividends.................................           --            --      1,296,737           --           --
 Unrealized appreciation on foreign currency
   contracts.................................           --            --         30,582           --           --
 Prepaid expenses............................        1,075            26            672          884          907
                                              ------------  ------------  -------------  -----------  -----------
     Total Assets............................  151,071,835   502,158,358    305,742,121   54,273,770   63,818,272
                                              ------------  ------------  -------------  -----------  -----------
Liabilities:
 Payable for fund shares redeemed............       50,826        80,000         50,000        2,500       32,000
 Payable for investments purchased...........           --            --      5,379,541           --    1,459,524
 Payable for variation margin on open
   futures contracts.........................      103,000            --             --           --           --
 Accrued expenses and other payables:
   Investment advisory.......................       88,573       265,872        186,248       19,815       24,120
   Administration............................       12,751        42,435         24,931        4,480        5,320
   Shareholder services and 12b-1............       31,692       105,472         61,967       11,135       13,223
   Custody...................................       19,015        63,283         49,574        6,681        7,934
   Other.....................................       36,568       134,268         72,542       16,794       17,935
                                              ------------  ------------  -------------  -----------  -----------
     Total Liabilities.......................      342,425       691,330      5,824,803       61,405    1,560,056
                                              ------------  ------------  -------------  -----------  -----------
Net Assets................................... $150,729,410  $501,467,028  $ 299,917,318  $54,212,365  $62,258,216
                                              ============  ============  =============  ===========  ===========
Net Assets consist of:
 Paid in capital.............................  196,097,547   518,475,843    505,682,994   50,781,400   58,062,756
 Undistributed net investment income/(loss)..           --        99,454      6,277,807      807,824      700,531
 Accumulated net realized gain/(loss) on
   investments and foreign currencies
   translations..............................  (51,690,535)  (19,961,978)  (182,287,436)    (182,431)     693,034
 Net unrealized appreciation/ (depreciation)
   on investments............................    6,322,398     2,853,709    (30,191,475)   2,805,572    2,801,895
 Net unrealized appreciation on foreign
   currencies translations...................           --            --        435,428           --           --
                                              ------------  ------------  -------------  -----------  -----------
Net Assets................................... $150,729,410  $501,467,028  $ 299,917,318  $54,212,365  $62,258,216
                                              ============  ============  =============  ===========  ===========
Net Asset Value, Maximum Offering Price and
 Redemption Proceeds per Share............... $       9.85  $      12.58  $        6.90  $     11.14  $     11.37
                                              ============  ============  =============  ===========  ===========
Shares of Capital Stock Outstanding..........   15,295,066    39,860,494     43,455,710    4,864,821    5,473,946
                                              ============  ============  =============  ===========  ===========
Investments, at cost......................... $143,181,818  $495,967,360  $ 317,778,536  $50,643,143  $59,861,097
                                              ============  ============  =============  ===========  ===========

                      See Notes to Financial Statements.

                                                       OLD WESTBURY FUNDS, INC.
                                                       STATEMENTS OF OPERATIONS
                                            For the Year Ended October 31, 2002
--------------------------------------------------------------------------------

                                          Core         Capital                    Fixed      Municipal
                                        Equities     Opportunity  International   Income       Bond
                                          Fund          Fund          Fund         Fund        Fund
                                      ------------  ------------  ------------- ----------  ----------
Investment Income:
  Interest........................... $    249,742  $  2,022,143  $         --  $2,154,245  $2,312,846
  Dividend...........................    1,652,620     4,510,619  $  7,778,884      26,795      36,357
  Foreign tax withholding............           --            --      (594,322)         --          --
                                      ------------  ------------  ------------  ----------  ----------
   Total Income......................    1,902,362     6,532,762     7,184,562   2,181,040   2,349,203
                                      ------------  ------------  ------------  ----------  ----------
Expenses:
  Investment advisory................    1,112,053     3,283,339     2,393,390     190,739     243,210
  Custody............................      245,090       783,335       640,974      63,580      81,070
  Administration.....................      164,068       524,033       320,914      42,489      54,242
  Shareholder services and 12b-1.....      408,481     1,305,553       801,209     105,966     135,116
  Registration.......................       15,167        26,263        16,842      13,436      13,219
  Amortization of organization
   costs.............................           --         1,845            --          --          --
  Insurance premiums.................        7,909        15,866        12,636       5,205       5,611
  Printing and postage...............        7,315        23,023        13,999       1,895       2,517
  Legal..............................       16,599        54,179        31,173       4,793       2,320
  Audit..............................       29,218        81,726        49,223      12,900      13,831
  Transfer agent.....................        5,560        11,511        17,855          --         778
  Directors..........................       34,396        40,691        37,389      31,736      31,910
  Miscellaneous......................        7,971        15,572         9,829       5,429       5,659
                                      ------------  ------------  ------------  ----------  ----------
   Total expenses....................    2,053,827     6,166,936     4,345,433     478,168     589,483
Less fees waived:
  Waiver of investment advisory
   fee...............................      (11,739)           --            --     (32,821)    (21,594)
                                      ------------  ------------  ------------  ----------  ----------
   Total waivers.....................      (11,739)           --            --     (32,821)    (21,594)
                                      ------------  ------------  ------------  ----------  ----------
   Net expenses......................    2,042,088     6,166,936     4,345,433     445,347     567,889
                                      ------------  ------------  ------------  ----------  ----------
Net Investment Income/(Loss).........     (139,726)      365,826     2,839,129   1,735,693   1,781,314
                                      ------------  ------------  ------------  ----------  ----------
Net Realized and Unrealized
 Gain/(Loss):
  Net realized gains/(losses) on
   investments.......................  (31,296,709)  (17,999,393)  (68,923,717)    116,123     693,035
  Net realized gains on foreign
   currency transactions.............           --            --     3,413,491          --          --
  Net change in unrealized
   appreciation/(depreciation) on
   investments.......................   12,817,825   (26,515,181)   11,024,467   1,156,310     932,645
  Net change in unrealized
   depreciation on translation of
   assets and liabilities in foreign
   currencies and foreign
   currency contracts................           --            --      (374,638)         --          --
                                      ------------  ------------  ------------  ----------  ----------
Net Realized and Unrealized
 Gain/(Loss).........................  (18,478,884)  (44,514,574)  (54,860,397)  1,272,433   1,625,680
                                      ------------  ------------  ------------  ----------  ----------
Net Increase/(Decrease) in Net
 Assets Resulting from
 Operations.......................... $(18,618,610) $(44,148,748) $(52,021,268) $3,008,126  $3,406,994
                                      ============  ============  ============  ==========  ==========

                      See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------



                                            Core Equities Fund       Capital Opportunity Fund
                                        --------------------------  --------------------------
                                         Year Ended    Year Ended    Year Ended    Year Ended
                                         October 31,   October 31,   October 31,   October 31,
                                            2002          2001          2002          2001
                                        ------------  ------------  ------------  ------------
From Operations:
  Net investment income/(loss)......... $   (139,726) $    (59,647) $    365,826  $  5,280,958
  Net realized gains/(losses) on
   investments.........................  (31,296,709)  (17,054,343)  (17,999,393)    3,741,863
  Net change in unrealized
   appreciation/(depreciation) on
   investments.........................   12,817,825   (30,962,683)  (26,515,181)  (19,753,507)
                                        ------------  ------------  ------------  ------------
  Net decrease in net assets from
   operations..........................  (18,618,610)  (48,076,673)  (44,148,748)  (10,730,686)
                                        ------------  ------------  ------------  ------------
Distributions to Shareholders:
  From net investment income...........           --            --    (4,236,128)   (3,725,535)
                                        ------------  ------------  ------------  ------------
  Net decrease in net assets from
   distributions.......................           --            --    (4,236,128)   (3,725,535)
                                        ------------  ------------  ------------  ------------
From Capital Stock Transactions:
  Net proceeds from sale of capital
   stock...............................   97,758,247    59,464,777   193,980,393   160,867,659
  Reinvestment of dividends............           --            --     1,900,290     1,566,699
  Net cost of capital stock redeemed...  (64,957,753)  (46,148,108)  (92,751,167)  (71,495,936)
                                        ------------  ------------  ------------  ------------
  Net increase in net assets resulting
   from capital stock transactions.....   32,800,494    13,316,669   103,129,516    90,938,422
                                        ------------  ------------  ------------  ------------
  Net Increase/(Decrease) in Net
   Assets..............................   14,181,884   (34,760,004)   54,744,640    76,482,201
                                        ------------  ------------  ------------  ------------
Net Assets:
  Beginning of period..................  136,547,526   171,307,530   446,722,388   370,240,187
                                        ------------  ------------  ------------  ------------
  End of period........................ $150,729,410  $136,547,526  $501,467,028  $446,722,388
                                        ------------  ------------  ------------  ------------
  Undistributed net investment
   income.............................. $         --  $         --  $     99,454  $  3,969,756
                                        ============  ============  ============  ============
Share Transactions:
  Issued...............................    8,527,601     4,719,095    13,733,342    11,489,710
  Reinvested...........................           --            --       134,391       113,611
  Redeemed.............................   (5,784,957)   (3,700,945)   (6,833,393)   (5,156,640)
                                        ------------  ------------  ------------  ------------
  Net Increase in Shares...............    2,742,644     1,018,150     7,034,340     6,446,681
                                        ============  ============  ============  ============

                      See Notes to Financial Statements.

                                                       OLD WESTBURY FUNDS, INC.
                                            STATEMENTS OF CHANGES IN NET ASSETS
                                                                    (Continued)
--------------------------------------------------------------------------------



                                               International Fund           Fixed Income Fund
                                          ----------------------------  ------------------------
                                           Year Ended     Year Ended    Year Ended   Year Ended
                                           October 31,    October 31,   October 31,  October 31,
                                              2002           2001          2002         2001
                                          -------------  -------------  -----------  -----------
From Operations:
  Net investment income.................. $   2,839,129  $   1,789,629  $ 1,735,693  $ 1,335,003
  Net realized gains/(losses) on
   investments...........................   (68,923,717)  (111,623,707)     116,123      131,859
  Net realized gains/(losses) on foreign
   currency transactions.................     3,413,491     (1,152,100)          --           --
  Net change in unrealized appreciation/
   (depreciation) on investments.........    11,024,467    (14,839,717)   1,156,310    1,580,659
  Net change in unrealized appreciation/
   (depreciation) on foreign currency
   translations..........................      (374,638)     1,358,478           --           --
                                          -------------  -------------  -----------  -----------
  Net increase/(decrease) in net assets
   from operations.......................   (52,021,268)  (124,467,417)   3,008,126    3,047,521
                                          -------------  -------------  -----------  -----------
Distributions to Shareholders:
  From net investment income.............       (87,484)    (1,414,811)  (1,540,770)  (1,101,298)
  From capital gains.....................            --    (24,725,158)          --           --
                                          -------------  -------------  -----------  -----------
  Net decrease in net assets from
   distributions.........................       (87,484)   (26,139,969)  (1,540,770)  (1,101,298)
                                          -------------  -------------  -----------  -----------
From Capital Stock Transactions:
  Net proceeds from sale of capital
   stock.................................   144,680,294    119,936,688   31,008,422   17,233,830
  Reinvestment of dividends..............        39,739     11,671,050      720,892      468,909
  Net cost of capital stock redeemed.....  (113,301,634)  (110,717,494)  (9,499,183)  (7,239,500)
                                          -------------  -------------  -----------  -----------
  Net increase in net assets resulting
   from capital stock transactions.......    31,418,399     20,890,244   22,230,131   10,463,239
                                          -------------  -------------  -----------  -----------
  Net Increase/(Decrease) in Net
   Assets................................   (20,690,353)  (129,717,142)  23,697,487   12,409,462
                                          -------------  -------------  -----------  -----------
Net Assets:
  Beginning of period....................   320,607,671    450,324,813   30,514,878   18,105,416
                                          -------------  -------------  -----------  -----------
  End of period.......................... $ 299,917,318  $ 320,607,671  $54,212,365  $30,514,878
                                          -------------  -------------  -----------  -----------
  Undistributed net investment
   income................................ $   2,864,316  $     112,671  $   598,439  $   403,516
                                          =============  =============  ===========  ===========
Share Transactions:
  Issued.................................    18,396,806     11,722,685    2,894,563    1,646,621
  Reinvested.............................         4,943      1,068,777       68,207       45,575
  Redeemed...............................   (14,492,143)   (11,108,933)    (887,240)    (689,769)
                                          -------------  -------------  -----------  -----------
  Net Increase in Shares.................     3,909,606      1,682,529    2,075,530    1,002,427
                                          =============  =============  ===========  ===========

                      See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS
(Concluded)
--------------------------------------------------------------------------------


                                                                           Municipal Bond Fund
                                                                        -------------------------
                                                                         Year Ended   Year Ended
                                                                         October 31,  October 31,
                                                                            2002         2001
                                                                        ------------  -----------
From Operations:
  Net investment income................................................ $  1,781,314  $ 1,302,524
  Net realized gains on investments....................................      693,035      841,585
  Net change in unrealized appreciation on investments.................      932,645    1,537,531
                                                                        ------------  -----------
  Net increase in net assets from operations...........................    3,406,994    3,681,640
                                                                        ------------  -----------
Distributions to Shareholders:
  From net investment income...........................................   (1,523,135)  (1,075,264)
  From capital gains...................................................     (576,059)          --
                                                                        ------------  -----------
  Net decrease in net assets from distributions........................   (2,099,194)  (1,075,264)
                                                                        ------------  -----------
From Capital Stock Transactions:
  Net proceeds from sale of capital stock..............................   25,311,936   24,754,616
  Reinvestment of dividends............................................      818,317      397,129
  Net cost of capital stock redeemed...................................  (11,746,173)  (6,734,284)
                                                                        ------------  -----------
  Net increase in net assets resulting from capital stock transactions.   14,384,080   18,417,461
                                                                        ------------  -----------
  Net Increase in Net Assets...........................................   15,691,880   21,023,837
                                                                        ------------  -----------
Net Assets:
  Beginning of period..................................................   46,566,336   25,542,499
                                                                        ------------  -----------
  End of period........................................................ $ 62,258,216  $46,566,336
                                                                        ------------  -----------
  Undistributed net investment income.................................. $    700,526  $   442,347
                                                                        ============  ===========
Share Transactions:
  Issued...............................................................    2,285,600    2,291,697
  Reinvested...........................................................       76,431       37,277
  Redeemed.............................................................   (1,062,566)    (621,786)
                                                                        ------------  -----------
  Net Increase in Shares...............................................    1,299,465    1,707,188
                                                                        ============  ===========

                      See Notes to Financial Statements.

                                                       OLD WESTBURY FUNDS, INC.
                                                  NOTES TO FINANCIAL STATEMENTS
                                                               October 31, 2002
--------------------------------------------------------------------------------


1. Organization: Old Westbury Funds, Inc. (the "Funds"), a Maryland corporation registered under the Investment Company Act of 1940 (the "Act"), is a diversified, open-end management investment company. The Funds' Articles of Incorporation permit the Funds' Board of Directors to create an unlimited number of series, each of which is a separate class of shares. At October 31, 2002, the Funds consisted of five separate investment portfolios (each portfolio individually referred to as a "Portfolio" and collectively as the "Portfolios") which are presented herein:


       Portfolio Name                        Investment Objective
       Old Westbury Core Equities Fund       Above-average long-term
       ("Core Equities Fund")                capital appreciation.
       Old Westbury Capital Opportunity Fund Capital appreciation.
       ("Capital Opportunity Fund")
       Old Westbury International Fund       Long-term growth of capital.
       ("International Fund")
       Old Westbury Fixed Income Fund        Total return (consisting of
       ("Fixed Income Fund")                 current income and capital
                                             appreciation).
       Old Westbury Municipal Bond Fund      Dividend income exempt from
       ("Municipal Bond Fund")               regular Federal income tax.

    The Funds were incorporated under the laws of the state of Maryland on August 26, 1993 and commenced operations on October 22, 1993.

    The Funds have authorized a total of 20 billion shares of common stock (par value $0.001 per share); each Portfolio is permitted to issue 4 billion of such shares.

2. Significant Accounting Policies: The following is a summary of the significant accounting policies followed by the Funds in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

    A. Valuation of Investments. Securities listed on an exchange are valued, except as indicated below, at the last sale price reflected at the close

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
October 31, 2002 (Continued)
--------------------------------------------------------------------------------


of the regular trading session of the exchange on the business day as of which such value is being determined. If there has been no sale on such day, the security is valued at the mean of the closing bid and asked prices. If no bid or asked prices are quoted, then the security is valued at a fair value determined in accordance with procedures approved by the Board of Directors. Portfolio securities traded on more than one national securities exchange are valued at the last sale price on the exchange representing the principal market for such securities.

    Securities traded in the over-the-counter market, including listed securities whose primary market is believed by Bessemer Investment Management LLC, the Funds' investment advisor, to be over-the-counter, are valued at the mean of the last reported bid and asked prices from such sources as the Board of Directors deems appropriate to reflect their fair value.

    Debt instruments having 60 days or less remaining until maturity are valued at amortized cost. Debt instruments having a greater remaining maturity will be valued at the bid price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved as reliable by the Board of Directors. All other investment assets, including restricted and not readily marketable securities, are valued under procedures established by and under the general supervision and responsibility of the Board of Directors designed to reflect in good faith the fair value of such securities.

    B. Restricted Securities. Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Portfolios or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Directors. The Portfolios will not incur any registration costs upon such resales. The Portfolios' restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures approved by the Board of Directors. For the year ended October 31, 2002 the Portfolios did not hold any restricted securities.

                                                       OLD WESTBURY FUNDS, INC.
                                                  NOTES TO FINANCIAL STATEMENTS
                                                   October 31, 2002 (Continued)
--------------------------------------------------------------------------------



    C. Futures Contracts. The Funds (except Municipal Bond Fund) may invest in equity index futures contracts, which are an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuations in fair value of the underlying index. The Funds recognize a gain or loss equal to the variation margin. These futures contracts permit the Funds to meet its objectives at a lower cost than investing directly in equity securities, while permitting the equivalent of an investment in a portfolio of equity securities. The potential risk to the Funds is that the change in value of the equity securities of the underlying index may not correlate to the change in value of the contracts.

    D. Foreign Currency Translation. The books and records of the Funds are maintained in United States dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into United States dollars at current exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into United States dollars at the exchange rate on the dates of the transactions.

    Foreign security and currency transactions may involve certain risks not typically associated with those of U.S. companies including the level of governmental supervision and regulation of foreign securities markets and the possibility of political and economic instability.

    E. Forward Foreign Currency Contracts. The International Fund may enter into forward foreign currency contracts to hedge its exposure to changes in foreign currency exchange rates on foreign portfolio holdings. A forward foreign currency contract ("Forward") is an agreement between two parties to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Forward is marked-to-market daily on the Statement of Assets and Liabilities and the change in market value is recorded by the Portfolio as unrealized appreciation or depreciation on the Statement of Operations. The market value of the Forward at October 31, 2002 was determined using the forward rate for the remainder of the outstanding period of the contract, through the delivery date. When the Forward is closed, the Portfolio records

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
October 31, 2002 (Continued)
--------------------------------------------------------------------------------


a realized gain or loss equal to the fluctuation in rates during the period the Forward was open. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts, or if the foreign currency rates change unfavorably.

                             Delivery  Contract    Market    Unrealized
        Currency               Date     Value      Value    Appreciation
        --------             -------- ---------- ---------- ------------
        Open Contracts:
        Euro Dollar          11/05/02 $1,237,283 $1,246,403   $ 9,120
        Euro Dollar          11/04/02  2,891,031  2,912,493    21,462
                                      ---------- ----------   -------
        Total Open Contracts          $4,128,314 $4,158,896   $30,582
                                      ========== ==========   =======

    F. Security Transactions and Related Investment Income. Security transactions are accounted for on the trade date. Realized gains and losses on security transactions are determined on the identified cost method. Dividend income and other distributions from portfolio securities are recorded on the ex-dividend date except certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Funds are informed of the dividends. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured. Interest income is recognized on an accrual basis for each of the Portfolios and includes the amortization of premiums and accretion of discounts.

    G. Distributions to Shareholders. Dividends from net investment income are declared and paid semi-annually for the Fixed Income and Municipal Bond Funds and annually for the Core Equities, Capital Opportunity and International Funds. Distributable net realized gains, if any, are declared and distributed at least annually.

    The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

    H. Federal Taxes. It is the policy of each Portfolio to qualify as a regulated investment company by complying with the provisions available

                                                       OLD WESTBURY FUNDS, INC.
                                                  NOTES TO FINANCIAL STATEMENTS
                                                   October 31, 2002 (Continued)
--------------------------------------------------------------------------------


to certain investment companies, as defined in applicable sections of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all federal income taxes.

    I. Other. Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses of the Portfolios are prorated to each Portfolio on the basis of relative net assets or other appropriate basis.

3. Related Party Transactions:

    A. Investment Advisory Fees. The Funds' investment advisor is Bessemer Investment Management LLC, ("BIM") a wholly-owned subsidiary of Bessemer Trust Company, N.A. ("Bessemer"). "BIM" is a registered investment advisor formed on May 2, 2001, by Bessemer to conduct all of its investment advisory activities. Prior to May 2, 2001, the investment advisory activities were performed by Bessemer. The investment advisory fee paid to BIM for advisory services is computed daily and paid monthly in accordance with the following schedule:

    Core Equities and Capital Opportunity Funds--0.70% of the first $100 million of the Portfolio's average net assets, 0.65% of the second $100 million of such assets and 0.60% of such assets exceeding $200 million.

    International Fund--0.80% of the first $100 million of the Portfolio's average net assets, 0.75% of the second $100 million of such assets and 0.70% of such assets exceeding $200 million. Bessemer Group (U.K.) Ltd. ("BGUK"), a wholly-owned subsidiary of Bessemer Trust, serves as sub-adviser to the Portfolio. Under the agreement, Bessemer will pay BGUK in accordance with the following fee schedule: 0.55% of the first $500 million of the Portfolio's average net assets, 0.45% of the second $500 million of such assets and 0.35% of such assets exceeding $1 billion.

    Fixed Income and Municipal Bond Funds--0.45% of the first $100 million of the Portfolio's average net assets, 0.40% of the second $100 million of such assets and 0.35% of such assets exceeding $200 million.

    B. Administration Fees. BISYS Fund Services Ohio, Inc. (the
"Administrator") serves as the administrator to the Funds. Under the terms

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
October 31, 2002 (Continued)
--------------------------------------------------------------------------------


of the administration agreement, the Administrator's fee is computed at the annual rate of 0.12% of the total average daily net assets of the Portfolios within the Funds up to $450 million, 0.10% of the total average daily net assets of the Portfolios between $450 million and $750 million, 0.075% of the total average daily net assets of the Portfolios between $750 million and $1.5 billion, and 0.05% of the total average daily net assets of the Portfolios greater than $1.5 billion.

    C. Distribution and Service Plan and Distribution Reimbursement Fees. The Directors adopted a distribution and service plan (the "Plan") for the Funds pursuant to Rule 12b-1 of the Act, and pursuant to the Plan, the Portfolios entered into a distribution agreement and a shareholder servicing agreement with BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS LP") and a shareholder servicing agreement with Bessemer Trust. Under its shareholder servicing agreement, Bessemer receives payments from the Portfolios to permit it to make payments to broker-dealers for providing shareholder services. Under its shareholder servicing agreement, BISYS LP receives payments from the Portfolios to permit it to make payments to broker-dealers for providing shareholder services. Under its shareholder servicing agreement, Bessemer is permitted (i) to receive a payment from the Portfolios attributable to Bessemer clients (and its affiliates) for providing shareholder services to such clients and (ii) to receive payments to permit it to make payments to other financial institutions as shareholder servicing agents. The total of shareholder servicing fees in the aggregate payable to BISYS LP and Bessemer will not exceed 0.25% per annum of the Portfolios' average daily net assets.

    The distribution agreement with BISYS LP provides for reimbursement to BISYS LP by the Portfolios for its distribution, promotional and advertising costs incurred in connection with the distribution of the Portfolios' shares in an amount not to exceed 0.10% per annum for each of the Portfolio's average daily net assets.

    In addition, the Funds will pay for certain other expenses under the Plan. These expenses shall not exceed an amount equal to 0.05% per annum for each of the Portfolio's average daily net assets.

    D. Directors' Fees. Each Director who is not an "interested person" (as defined in the Act) of the Funds receives a $25,000 annual retainer plus $3,000 per meeting attended and is reimbursed for out-of-pocket expenses incurred in connection with committee or board meetings. The elected chairman receives an additional $5,000 annual fee.

                                                       OLD WESTBURY FUNDS, INC.
                                                  NOTES TO FINANCIAL STATEMENTS
                                                   October 31, 2002 (Continued)
--------------------------------------------------------------------------------



    E. Custody Fees. The Funds have retained Bessemer to serve as the Funds' custodian. Bessemer is responsible for maintaining the books and records of the Portfolios' securities and cash. For providing these services, Bessemer receives from each Portfolio a fee accrued and paid monthly at an annual rate equal to 0.15% (0.20% for the International Fund) of the average daily net assets of each Portfolio.

    F. Fee Waivers. The Advisor (BIM) may voluntarily waive a portion of its management fee to limit its Other Expenses. The Advisor may terminate this voluntary waiver at any time. For the fiscal year ended October 31, 2002, the investment advisory fee waivers were as follows:

                 Portfolio Name           Advisory Fee Waivers
                 --------------           --------------------
                 Core Equities Fund......       $11,739
                 Capital Opportunity Fund            --
                 International Fund......            --
                 Fixed Income Fund.......        32,821
                 Municipal Bond Fund.....        21,594

4. Purchases and Sales of Securities: For the year ended October 31, 2002 purchases and sales of investment securities other than short-term investments were as follows:

               Portfolio Name            Purchases      Sales
               --------------           ------------ ------------
               Core Equities Fund...... $113,387,385 $113,165,050
               Capital Opportunity Fund  193,724,391   49,487,481
               International Fund......  533,508,750  475,898,985
               Fixed Income Fund.......   28,690,375    9,690,494
               Municipal Bond Fund.....   52,898,033   37,102,259

5. Federal Income Taxes: At October 31, 2002, each of the following Portfolios had capital loss carryforwards for federal income tax purposes, which will expire in the following years:

Portfolio Name              2006       2007      2008       2009        2010        Total
--------------           ---------- ---------- -------- ------------ ----------- ------------
Core Equities Fund...... $1,758,944         -- $670,712 $ 17,467,850 $30,679,255 $ 50,576,761
Capital Opportunity Fund         -- $1,584,725       --           --  18,089,884   19,674,609
International Fund......         --         --       --  108,641,407  66,634,575  175,275,982
Fixed Income Fund.......         --         --   33,093           --          --       33,093

    The capital loss carryforward will reduce the applicable Portfolio's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
October 31, 2002 (Continued)
--------------------------------------------------------------------------------


distributions to shareholders which would otherwise be necessary to relieve the Portfolios of any liability for federal tax.

    The tax character of distributions from the Funds during the fiscal year ended October 31, 2002 was as follows (amounts in thousands):

                              Core     Capital                 Fixed  Municipal
                            Equities Opportunity International Income   Bond
                              Fund      Fund         Fund       Fund    Fund
                            -------- ----------- ------------- ------ ---------
Distributions paid from:
  Ordinary Income..........   $--      $4,236         $87      $1,541  $  435
  Net Long Term Capital
   Gains...................    --          --          --          --     149
                              ---      ------         ---      ------  ------
Total Taxable Distributions    --       4,236          87       1,541     584
  Tax Exempt Distributions.    --          --          --          --   1,515
  Return of Capital........    --          --          --          --      --
                              ---      ------         ---      ------  ------
Total Distributions Paid...   $--      $4,236         $87      $1,541  $2,099
                              ===      ======         ===      ======  ======

    As of October 31, 2002 the components of accumulated earnings/(deficit) on a tax basis were as follows (amounts in thousands):

                                  Core      Capital                 Fixed   Municipal
                                Equities  Opportunity International Income    Bond
                                  Fund       Fund         Fund       Fund     Fund
                                --------  ----------- ------------- ------  ---------
Undistributed Tax Exempt
 Income........................ $     --   $     --     $      --   $   --   $  700
Undistributed Ordinary Income..       --        100         6,308      808      368
Undistributed Long Term Capital
 Gains.........................       --         --            --       --      325
                                --------   --------     ---------   ------   ------
Accumulated Earnings...........       --        100         6,308      808    1,393
Distribution Payable...........       --         --            --       --       --
Accumulated Capital and Other
 Losses........................  (50,577)   (19,675)     (175,276)     (33)      --
Unrealized Appreciation/
 Depreciation..................    5,209      2,566       (36,798)   2,656    2,802
                                --------   --------     ---------   ------   ------
Total Accumulated Earnings/
 (Deficit)..................... $(45,368)  $(17,009)    $(205,766)  $3,431   $4,195
                                ========   ========     =========   ======   ======

6. Recent Accounting Pronouncements: As required, effective November 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide") and began amortizing premium on fixed income securities. Prior to November 1, 2001, the Fixed Income Fund did not amortize premiums on fixed income securities. The cumulative effect of this accounting change had no impact on total net assets of the Fixed Income Fund, but resulted in a $69,367 reduction in cost of securities and a corresponding $69,367 increase in net

                                                       OLD WESTBURY FUNDS, INC.
                                                  NOTES TO FINANCIAL STATEMENTS
                                                   October 31, 2002 (Concluded)
--------------------------------------------------------------------------------


unrealized appreciation based on securities held by the Fixed Income Fund on November 1, 2001.

    The effect of this change for the year ended October 31, 2002 was to decrease net investment income by $139,088, increase net unrealized appreciation by $77,541, and increase net realized gains by $61,547. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

7. Subsequent Event: Distributions (Unaudited): The following information summarizes per share distributions paid by each of the following Portfolios on December 27, 2002, to shareholders record on December 18, 2002.

                                                                 Foreign Taxes
                                         Capital Gains Per Share    Paid or
                              Net Income -----------------------   Withheld
     Portfolio Name           Per Share  Long-Term   Short-Term    Per Share
     --------------           ---------- ---------   ----------  -------------
     Core Equities Fund......       --        --           --            --
     Capital Opportunity Fund  $0.0087        --           --            --
     International Fund......   0.1451        --           --       $0.0133
     Fixed Income Fund.......   0.2430        --           --            --
     Municipal Bond Fund.....   0.1915    0.0591       0.0672            --

OLD WESTBURY FUNDS, INC.
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)
--------------------------------------------------------------------------------


                                                                 Core Equities Fund
                                         ---------------------------------------------------------------
                                         For the Year For the Year  For the Year For the Year For the Period
                                            Ended        Ended         Ended        Ended         Ended
                                         October 31,  October 31,   October 31,  October 31,   October 31,
                                             2002         2001          2000         1999       1998(a)(c)
                                         ------------ ------------  ------------ ------------ --------------
Net asset value, beginning of period....   $  10.88     $  14.85      $  12.99     $ 10.01       $ 10.00
                                           --------     --------      --------     -------       -------
Investment Operations:
 Net investment loss....................      (0.01)          --(d)      (0.06)      (0.03)        (0.01)
 Net realized and unrealized gains/
   (losses) on investments..............      (1.02)       (3.97)         1.92        3.02          0.02
                                           --------     --------      --------     -------       -------
   Total from investment operations.....      (1.03)       (3.97)         1.86        2.99          0.01
                                           --------     --------      --------     -------       -------
Distributions:
 Net investment income..................         --           --            --       (0.01)           --
                                           --------     --------      --------     -------       -------
   Total Distributions..................         --           --            --       (0.01)           --
                                           --------     --------      --------     -------       -------
Net asset value, end of period..........   $   9.85     $  10.88      $  14.85     $ 12.99       $ 10.01
                                           ========     ========      ========     =======       =======
Total Return............................      (9.5%)      (26.7%)        14.3%       29.9%          0.1%(e)
Annualized Ratios/ Supplementary Data:
Net assets at end of period (000).......   $150,729     $136,548      $171,308     $84,566       $33,164
Ratio of expenses to average net assets.      1.25%        1.25%         1.28%       1.23%         1.25%(b)
Ratio of net investment loss to average
 net assets.............................     (0.08%)      (0.04%)       (0.50%)     (0.41%)       (0.03%)(b)
Ratio of expenses to average net assets*      1.26%        1.28%            (f)      1.42%         2.23%(b)
Ratio of net investment loss to average
 net assets*............................     (0.09%)      (0.07%)           (f)     (0.60%)       (1.01%)(b)
Portfolio turnover rate.................        84%          75%          121%        116%           56%

--------------------------------------------------------------------------------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions and expense reimbursements had not occurred, the ratio would have been as indicated.
(a)Period from March 2, 1998 (commencement of operations) to October 31, 1998.
(b)Annualized.
(c)Per share values calculated using average shares outstanding.
(d)Less than $0.01 per share.
(e)Not annualized.
(f)There were no voluntary fee reductions during the period.

                      See Notes to Financial Statements.

                                                       OLD WESTBURY FUNDS, INC.
                                                           FINANCIAL HIGHLIGHTS
                               (For a share outstanding throughout each period)
--------------------------------------------------------------------------------



                                                          Capital Opportunity Fund
                                      ----------------------------------------------------------------
                                      For the Year  For the Year For the Year For the Year For the Year
                                         Ended         Ended        Ended        Ended        Ended
                                      October 31,   October 31,  October 31,  October 31,  October 31,
                                          2002          2001         2000         1999         1998
                                      ------------  ------------ ------------ ------------ ------------
Net asset value, beginning of
 period..............................   $  13.61      $  14.04     $  11.31     $  10.63     $  11.82
                                        --------      --------     --------     --------     --------
Investment Operations:
 Net investment income/ (loss).......         --(b)       0.17         0.11         0.04        (0.07)
 Net realized and unrealized
   gains/ (losses) on investments....      (0.91)        (0.46)        2.65         0.64        (1.12)
                                        --------      --------     --------     --------     --------
   Total from investment operations..      (0.91)        (0.29)        2.76         0.68        (1.19)
                                        --------      --------     --------     --------     --------
Distributions:
 Net investment income...............      (0.12)        (0.14)       (0.03)          --           --
                                        --------      --------     --------     --------     --------
   Total Distributions...............      (0.12)        (0.14)       (0.03)          --           --
                                        --------      --------     --------     --------     --------
Net asset value, end of period.......   $  12.58      $  13.61     $  14.04     $  11.31     $  10.63
                                        ========      ========     ========     ========     ========
Total Return.........................      (6.8%)        (2.1%)       24.4%         6.4%       (10.1%)
Annualized Ratios/ Supplementary
 Data:
Net assets at end of period (000)....   $501,467      $446,722     $370,240     $205,919     $113,825
Ratio of expenses to average net
 assets..............................      1.18%         1.23%        1.34%        1.38%        1.48%
Ratio of net investment
 income/(loss) to average net
 assets..............................      0.07%         1.28%        1.00%        0.12%       (0.57%)
Ratio of expenses to average net
 assets*.............................         (a)           (a)          (a)       1.40%        1.57%
Ratio of net investment
 income/(loss) to average net
 assets*.............................         (a)           (a)          (a)       0.10%       (0.66%)
Portfolio turnover rate..............        13%            3%         126%         102%         140%

--------------------------------------------------------------------------------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions and expense reimbursements had not occurred, the ratio would have been as indicated.
(a) There were no voluntary fee reductions during the period.
(b) Less than $0.01 per share.


                      See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC.
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)
--------------------------------------------------------------------------------



                                                             International Fund
                                      ----------------------------------------------------------------
                                      For the Year  For the Year For the Year For the Year For the Year
                                         Ended         Ended        Ended        Ended        Ended
                                      October 31,   October 31,  October 31,  October 31,  October 31,
                                          2002          2001         2000         1999         1998
                                      ------------  ------------ ------------ ------------ ------------
Net asset value, beginning of
 period..............................   $   8.11      $  11.89     $  12.24     $   9.74     $  11.75
                                        --------      --------     --------     --------     --------
Investment Operations:
 Net investment income...............       0.06          0.05         0.06         0.14         0.14
 Net realized and unrealized
   gains/(losses) on investments,
   and foreign currencies............      (1.27)        (3.13)       (0.25)        2.61        (1.25)
                                        --------      --------     --------     --------     --------
   Total from investment operations..      (1.21)        (3.08)       (0.19)        2.75        (1.11)
                                        --------      --------     --------     --------     --------
Distributions:
 Net investment income...............         --(b)      (0.04)       (0.16)       (0.25)       (0.18)
 Net realized gains..................         --         (0.66)          --           --        (0.72)
                                        --------      --------     --------     --------     --------
   Total Distributions...............         --         (0.70)       (0.16)       (0.25)       (0.90)
                                        --------      --------     --------     --------     --------
Net asset value, end of period.......   $   6.90      $   8.11     $  11.89     $  12.24     $   9.74
                                        ========      ========     ========     ========     ========
Total Return.........................     (14.9%)       (27.4%)       (1.6%)       28.8%       (10.2%)
Annualized Ratios/ Supplementary
 Data:
Net assets at end of period (000)....   $299,917      $320,608     $450,325     $226,072     $123,232
Ratio of expenses to average net
 assets..............................      1.36%         1.37%        1.37%        1.43%        1.49%
Ratio of net investment income to
 average net assets..................      0.89%         0.46%        0.49%        0.80%        1.27%
Ratio of expenses to average net
 assets*.............................         (a)           (a)          (a)       1.46%        1.53%
Ratio of net investment income to
 average net assets*.................         (a)           (a)          (a)       0.77%        1.23%
Portfolio turnover rate..............       160%          154%         103%         160%         129%

--------------------------------------------------------------------------------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions and expense reimbursements had not occurred, the ratio would have been as indicated.
(a) There were no voluntary fee reductions during the period.
(b) Less than $0.01 per share.

                      See Notes to Financial Statements.

                                                       OLD WESTBURY FUNDS, INC.
                                                           FINANCIAL HIGHLIGHTS
                               (For a share outstanding throughout each period)
--------------------------------------------------------------------------------



                                                     Fixed Income Fund
                               ---------------------------------------------------------
                                 For the     For the     For the     For the     For the
                               Year Ended  Year Ended  Year Ended  Year Ended  Period Ended
                               October 31, October 31, October 31, October 31, October 31,
                                  2002        2001        2000        1999      1998(a)(c)
                               ----------- ----------- ----------- ----------- ------------
Net asset value, beginning of
 period.......................   $ 10.94     $ 10.13     $ 10.07     $10.93      $ 10.00
                                 -------     -------     -------     ------      -------
Investment Operations:
  Net investment income**.....      0.39        0.56        0.52       0.48         0.28
  Net realized and unrealized
   gains/(losses) on
   investments**..............      0.22        0.76        0.10      (0.75)        0.65
                                 -------     -------     -------     ------      -------
   Total from investment
    operations................      0.61        1.32        0.62      (0.27)        0.93
                                 -------     -------     -------     ------      -------
Distributions:
  Net investment income.......     (0.41)      (0.51)      (0.56)     (0.51)          --
  Net realized gains..........        --          --          --      (0.08)          --
                                 -------     -------     -------     ------      -------
   Total Distributions........     (0.41)      (0.51)      (0.56)     (0.59)          --
                                 -------     -------     -------     ------      -------
Net asset value, end of
 period.......................   $ 11.14     $ 10.94     $ 10.13     $10.07      $ 10.93
                                 =======     =======     =======     ======      =======
Total Return..................      5.9%       13.4%        6.5%      (2.7%)        9.3%(d)
Annualized Ratios/
 Supplementary Data:
Net assets at end of period
 (000)........................   $54,212     $30,515     $18,105     $9,208      $ 5,599
Ratio of expenses to average
 net assets...................     1.05%       1.05%       1.05%      1.05%        1.05%(b)
Ratio of net investment income
 to average net assets**......     4.09%       5.51%       5.66%      4.96%        4.48%(b)
Ratio of expenses to average
 net assets*..................     1.13%       1.17%       1.47%      3.16%        7.13%(b)
Ratio of net investment
 income/(loss) to average net
 assets*......................     4.01%       5.39%       5.24%      2.85%       (1.60%)(b)
Portfolio turnover rate.......       25%         52%         28%        83%          30%

--------------------------------------------------------------------------------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions and expense reimbursements had not occurred, the ratio would have been as indicated.
** As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $0.03, increase net realized and unrealized gains and losses per share by $0.03 and decrease the ratio of net investment income to average net assets from 4.09% to 3.77%. Per share, ratios and supplemental data for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.
(a) Period from March 12, 1998 (commencement of operations) to October 31, 1998.
(b) Annualized.
(c) Per share values calculated using average shares outstanding.
(d) Not Annualized.

                      See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC.
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)
--------------------------------------------------------------------------------



                                                   Municipal Bond Fund
                               ---------------------------------------------------------
                                 For the     For the     For the     For the     For the
                               Year Ended  Year Ended  Year Ended  Year Ended  Period Ended
                               October 31, October 31, October 31, October 31, October 31,
                                  2002        2001        2000        1999      1998(a)(c)
                               ----------- ----------- ----------- ----------- ------------
Net asset value, beginning of
 period.......................   $ 11.16     $ 10.35     $  9.92     $ 10.62     $ 10.00
                                 -------     -------     -------     -------     -------
Investment Operations:
  Net investment income.......      0.34        0.35        0.39        0.31        0.21
  Net realized and unrealized
   gains/(losses) on
   investments................      0.32        0.79        0.46       (0.65)       0.41
                                 -------     -------     -------     -------     -------
   Total from investment
    operations................      0.66        1.14        0.85       (0.34)       0.62
                                 -------     -------     -------     -------     -------
Distributions:
  Net investment income.......     (0.32)      (0.33)      (0.42)      (0.32)         --
  Net realized gains..........     (0.13)         --          --       (0.04)         --
                                 -------     -------     -------     -------     -------
   Total Distributions........     (0.45)      (0.33)      (0.42)      (0.36)         --
                                 -------     -------     -------     -------     -------
Net asset value, end of
 period.......................   $ 11.37     $ 11.16     $ 10.35     $  9.92     $ 10.62
                                 =======     =======     =======     =======     =======
Total Return..................      6.2%       11.2%        8.8%       (3.3%)       6.2%(d)
Annualized Ratios/
 Supplementary Data:
Net assets at end of period
 (000)........................   $62,258     $46,566     $25,542     $19,484     $11,050
Ratio of expenses to average
 net assets...................     1.05%       1.05%       1.05%       1.05%       1.05%(b)
Ratio of net investment
 income to average net
 assets.......................     3.30%       3.63%       4.03%       3.50%       3.40%(b)
Ratio of expenses to average
 net assets*..................     1.09%       1.12%       1.26%       2.05%       3.95%(b)
Ratio of net investment
 income to average net
 assets*......................     3.26%       3.56%       3.82%       2.50%       0.50%(b)
Portfolio turnover rate.......       71%         74%        106%         96%         40%

--------------------------------------------------------------------------------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions and expense reimbursements had not occurred, the ratio would have been as indicated.
(a) Period from March 6, 1998 (commencement of operations) to October 31, 1998.
(b) Annualized.
(c) Per share values calculated using average shares outstanding.
(d) Not Annualized.

                      See Notes to Financial Statements.

                                                   INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------



The Board of Directors and Shareholders,
Old Westbury Funds, Inc.:

    We have audited the accompanying statements of assets and liabilities of Old Westbury Funds, Inc. (the "Funds") (comprising, respectively, Core Equities Fund, Capital Opportunity Fund, International Fund, Fixed Income Fund, and Municipal Bond Fund--the "Portfolios"), including the portfolios of investments, as of October 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the respective Portfolios constituting the Old Westbury Funds, Inc. as of October 31, 2002, the results of their operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York
December 6, 2002

OFFICERS AND INTERESTED DIRECTORS OF OLD WESTBURY FUNDS, INC.
--------------------------------------------------------------------------------



Officers and Interested Directors. The table below sets forth certain information about each of the Funds' Interested Directors, as well as its executive officers.

                                     Term of                               Number of
                                     Office;                               Portfolios      Other
                       Position(s)    Term                                  in Fund   Directorships/1/
                        Held with   Served in    Principal Occupation(s)    Complex       Held by
Name, Address, and Age    Fund       Office        During Past 5 Years      Overseen     Director
---------------------- ----------- ----------- --------------------------- ---------- ---------------
  John R. Whitmore.... Director    Indefinite; Consultant, Bessemer            5              4
  630 Fifth Avenue                 3 Years     Trust Company, N.A.
  New York, NY 10111                           (1975-1998); President,
  Age: 69                                      CEO & Director of
                                               Bessemer Group, Inc. and
                                               subsidiaries of Bessemer
                                               Trust Company, N.A.
                                               (Since 1999).

  Peter Artemiou...... Vice        Indefinite; Senior Vice President and       5            N/A
  630 Fifth Avenue     President   5 months    Controller Alternative
  New York, NY 10111                           Assets, The Bessemer
  Age: 39                                      Group, Incorporated and
                                               Bessemer Trust Company,
                                               N.A. (Since 2000);
                                               Assistant Vice President
                                               The Bessemer Group,
                                               Incorporated and all bank
                                               subsidiaries (1996-2000).

  John Hederman....... Vice        Indefinite; Principal & Compliance          5            N/A
  630 Fifth Avenue     President   5 months    Officer, Bessemer Trust
  New York, NY 10111   AML                     Company (Since May
  Age: 52              Compliance              2002); Director of Internal
                       Officer                 Audit Department,
                                               Bessemer Trust Company
                                               (1996-2001).

  Walter B. Grimm..... President   Indefinite; Senior Vice President and       5            N/A
  3435 Stelzer Road                2 Years,    Client Services Executive,
  Columbus, OH 43219               1 Month     BISYS Fund Services
  Age: 57                                      (Since 1995).

  Curtis Barnes....... Secretary   Indefinite; Vice-President--                5            N/A
  60 State Street                  2 Years,    Registration, Legal
  Suite 1300                       1 Month     Services, BISYS Fund
  Boston, MA 02109                             Services (Since 1995).
  Age: 49

  Joel B. Engle....... Treasurer   Indefinite; Vice President, Financial       5            N/A
  3435 Stelzer Road                2 Years,    Services, BISYS Fund
  Columbus, OH 43219               1 Month     Services (Since
  Age: 32                                      September 1998); Vice
                                               President, Northern Trust
                                               Company (1996-1998).

  Jennifer J. Brooks.. Vice        Indefinite; Director of Client              5            N/A
  3435 Stelzer Road    President   2 Years,    Services, BISYS Fund
  Columbus, OH 43219               1 Month     Services (Since 1990).
  Age: 35

                  OFFICERS AND INTERESTED DIRECTORS OF OLD WESTBURY FUNDS, INC.
                                                                    (Continued)
--------------------------------------------------------------------------------

                                     Term of                           Number of
                                     Office;                           Portfolios      Other
                       Position(s)    Term                              in Fund   Directorships/1/
                        Held with   Served in  Principal Occupation(s)  Complex       Held by
Name, Address, and Age    Fund       Office      During Past 5 Years    Overseen     Director
---------------------- ----------- ----------- ----------------------- ---------- ---------------
  Kathleen McGinnis...  Assistant  Indefinite; Manager of Broker-          5            N/A
  3435 Stelzer Road     Secretary  2 Years,    Dealer Compliance,
  Columbus, OH 43219               1 Month     BISYS Fund Services
  Age: 32                                      (Since 1996).

  Alaina V. Metz......  Assistant  Indefinite; Chief Administrative        5            N/A
  3435 Stelzer Road     Secretary  2 Years,    Officer, Blue Sky
  Columbus, OH 43219               1 Month     Compliance, BISYS Fund
  Age: 35                                      Services (Since 1994).

/1/ Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or (3) any company subject to the requirements of
    Section 15(d) of the Exchange Act.

OFFICERS AND INTERESTED DIRECTORS OF OLD WESTBURY FUNDS, INC.
(Concluded)
--------------------------------------------------------------------------------



Independent Directors. The following table sets forth certain information about the Funds' Independent Directors.

                                        Term of                              Number of
                                        Office;                              Portfolios      Other
                          Position(s)    Term                                 in Fund   Directorships/1/
                           Held with   Served in   Principal Occupation(s)    Complex       Held by
Name, Address, and Age       Fund       Office       During Past 5 Years      Overseen     Director
----------------------    ----------- ----------- -------------------------- ---------- ---------------
Eugene P. Beard..........  Director   Indefinite; Vice Chairman--Finance         5             3
372 Danbury Road,                     4 Years     & Operations, The
2nd Floor                                         Interpublic Group of
Wilton, CT 06897                                  Companies, Inc.
Age: 67

Howard D. Graves.........  Director   Indefinite; Chancellor, Texas A&M          5             1
9254 Brookwater Circle                5 Years     University System (Since
College Station, TX 77845                         1999); Visiting Professor,
Age: 63                                           Lyndon B. Johnson
                                                  School of Public Affairs,
                                                  University of Texas at
                                                  Austin (1998-1999);
                                                  Director of Military
                                                  Education Programs,
                                                  University of Texas at
                                                  Austin (1997-1998);
                                                  Associate. The
                                                  International Foundation,
                                                  Washington, DC (1997-
                                                  2000); Adviser, Voyager
                                                  Extended Learning, Inc.
                                                  (Since 1997); Director;
                                                  Chairman of Board,
                                                  Recycling Holdings, Inc.
                                                  (1996-1997); and
                                                  Superintendent, United
                                                  States Military Academy,
                                                  West Point, New York,
                                                  Lieutenant General, U.S.
                                                  Army (1991 to 1996).

Robert M. Kaufman, Esq...  Chairman   Indefinite; Partner, Proskauer Rose        5             1
1585 Broadway              of the                 LLP, Attorneys at Law.
New York, NY 10036         Board;
Age: 73                    Director

/1/ Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or (3) any company subject to the requirements of
    Section 15(d) of the Exchange Act.

The Statement of Additional Information ("SAI") includes additional information about the Funds' directors and officers. To obtain a copy of the SAI, without charge, call (800) 607-2200.

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
Investment Advisor:                Administrator:
Bessemer Investment Management LLC BISYS Fund Services Ohio, Inc.
630 Fifth Avenue                   3435 Stelzer Road
New York, NY 10111                 Columbus, OH 43219
(212) 708-9100
                                   Shareholder Servicing Agent:
Distributor and Shareholder        Bessemer Trust Company, N.A.
Servicing Agent:                   630 Fifth Avenue
BISYS Fund Services LP             New York, NY 10111
3435 Stelzer Road                  (212) 708-9100
Columbus, OH 43219
                                   Independent Auditors:
Transfer Agent:                    Deloitte & Touche LLP
BISYS Fund Services Ohio, Inc.     Two World Financial Center
3435 Stelzer Road                  New York, NY 10281
Columbus, OH 43219

Custodian:
Bessemer Trust Company, N.A.
100 Woodbridge Center Drive
Woodbridge, NJ 07095
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Cusip 680414307
Cusip 680414208
Cusip 680414109
Cusip 680414406
Cusip 680414505
(OWF-0004)
(12/02)

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risks, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus which contains facts concerning the Funds' objectives and policies, management fees, expenses and other information.